AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2000.


                                                        REGISTRATION NO. 2-99537

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 25


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                                 SINGLE PREMIUM
                              VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

                                   COPIES TO:


CHRISTOPHER E. PALMER               LEE  D. AUGSBURGER
SHEA & GARDNER                      ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
WASHINGTON, D.C. 20036              100 MULBERRY STREET
                                    NEWARK, NEW JERSEY 07102-4077


                                   ----------

Flexible Premium Variable Life Insurance Contracts.

It is proposed that this filing will become effective (check appropriate space):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


     [X]  on May 1, 2000 pursuant to paragraph (b) of Rule 485
               (date)


     [ ]  60 days after filing pursuant to paragraph (a) of Rule 485

     [ ]  on __________ pursuant to paragraph (a) of Rule 485
              (date)

================================================================================

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

                                   ----------

N-8B-2 ITEM NUMBER       LOCATION
------------------       --------

         1.              Cover Page

         2.              Cover Page

         3.              Not Applicable

         4.              Sale of the Contract and Sales Commissions

         5.              Pruco Life of New Jersey Single Premium Variable Life
                         Account

         6.              Pruco Life of New Jersey Single Premium Variable Life
                         Account

         7.              Not Applicable

         8.              Not Applicable
         9.              Litigation

        10. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Pruco Life of New Jersey Single Premium Variable Life Account; Transfers; Surrenders; Loans; Amount of Life Insurance; Lapse and Reinstatement; When Proceeds are Paid; Voting Rights; Substitution of Series Fund Shares

        11. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

        12.              Not Applicable

        13. Brief Description of the Contract; Charges; Allocation of the Premium Payment; Additional Premium Payments; Sale of the Contract and Sales Commissions

        14. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Requirements for Issuance of a Contract

        15. Brief Description of the Contract; Allocation of the Premium Payment; Additional Premium Payments

        16. Cover Page; Brief Description of the Contract; General Information About Pruco Life Insurance Company of New Jersey, Pruco Life of New Jersey Single Premium Variable Life Account, and The Variable Investment Options Available Under the Contract

        17.              Transfers; Surrenders; When Proceeds are Paid

        18. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

        19.              Reports to Contract Owners

        20.              Not Applicable

        21.              Loans

        22.              Not Applicable

        23.              Not Applicable

        24.              Other General Contract Provisions

        25.              Pruco Life Insurance Company of New Jersey

N-8B-2 ITEM NUMBER       LOCATION
------------------       --------

        26.              Charges

        27. Pruco Life Insurance Company of New Jersey; The Prudential Series Fund, Inc.

        28. Pruco Life Insurance Company of New Jersey; Directors and Officers

        29.              Pruco Life Insurance Company of New Jersey

        30.              Not Applicable

        31.              Not Applicable

        32.              Not Applicable

        33.              Not Applicable

        34.              Not Applicable

        35.              Pruco Life Insurance Company of New Jersey

        36.              Not Applicable

        37.              Not Applicable

        38.              Sale of the Contract and Sales Commissions

        39.              Sale of the Contract and Sales Commissions

        40.              Not Applicable

        41.              Sale of the Contract and Sales Commissions

        42.              Not Applicable

        43.              Not Applicable

        44. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance; Additional Premium Payments

        45.              Not Applicable

        46. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; The Prudential Series Fund, Inc.

        47.              Pruco Life of New Jersey Single Premium Variable Life
                         Account

        48.              Not Applicable

        49.              Not Applicable

        50.              Not Applicable

        51.              Not Applicable

        52.              Substitution of Series Fund Shares

        53.              Federal Tax Status

        54.              Not Applicable

        55.              Not Applicable

        56.              Not Applicable

        57.              Not Applicable

        58.              Not Applicable

        59. Financial Statements: Financial Statements of Pruco Life of New Jersey Single Premium Variable Life Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS                                         [DISCOVERY(R) LIFE PLUS LOGO]


MAY 1, 2000


PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT
VARIABLE LIFE INSURANCE CONTRACTS

This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America. You must pay an initial premium of at least $10,000. (In some cases, the minimum initial premium is more than $10,000.)

The Contract provides lifetime insurance coverage, as long as you do not surrender the Contract and as long as the Contract is not in default beyond its grace period. The Contract also provides a cash surrender value if the Contract is surrendered during your lifetime. The death benefit will be the face amount of insurance stated in the Contract or, under certain circumstances, a higher amount. The cash surrender value of the Contract varies daily to reflect charges and the investment performance of the investment options you select. There is no guaranteed minimum cash surrender value, and if investment performance is poor for a sufficiently long time, the cash surrender value could decline to zero.

You may invest your premium and its earnings in the following ways:

o Invest in one or more of 15 available subaccounts of the Pruco Life Single Premium Variable Life Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The portfolios are listed below.

CONSERVATIVE BALANCED PORTFOLIO        HIGH YIELD BOND PORTFOLIO
DIVERSIFIED BOND PORTFOLIO             MONEY MARKET PORTFOLIO
EQUITY PORTFOLIO                       NATURAL RESOURCES PORTFOLIO
EQUITY INCOME PORTFOLIO                PRUDENTIAL JENNISON PORTFOLIO
FLEXIBLE MANAGED PORTFOLIO             SMALL CAPITALIZATION STOCK PORTFOLIO
GLOBAL PORTFOLIO                       STOCK INDEX PORTFOLIO
GOVERNMENT INCOME PORTFOLIO            ZERO COUPON BOND 2000 AND 2005 PORTFOLIO


o Invest in the fixed-rate option, which pays an interest-rate periodically declared by Pruco Life of New Jersey, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 3%.


o Invest in a real estate investment option. The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey that, through a partnership, invests primarily in income-producing real property.


The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty.

This prospectus describes the Contract generally and the Pruco Life of New Jersey Single Premium Variable Life Account. The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives and the risks of investing in the portfolios. The attached prospectus for the Pruco Life of New Jersey Variable Contract Real Property Account describes the real estate investment option and the risks of investing in that option. Please read this prospectus and the attached prospectuses and keep them for future reference.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                           Telephone: (888) PRU-2888


                        PRUDENTIAL ANNUITY SERVICE CENTER
                                 P.O. Box 14215
                          New Brunswick, NJ 08906-4215
                            Telephone: (888) PRU-2888


*DISCOVERY is a registered mark of Prudential.
SPVL 2 Ed 5-2000

                                                       PROSPECTUS CONTENTS

                                                                                                                           PAGE

GLOSSARY................................................................................................................     1

INTRODUCTION AND SUMMARY................................................................................................     2


GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND
    THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT........................................................     5
        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY......................................................................     5
        PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT...................................................     5
        THE PRUDENTIAL SERIES FUND, INC.................................................................................     6
        VOTING RIGHTS...................................................................................................     7
        PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT................................................     7
        THE FIXED-RATE OPTION...........................................................................................     8
        WHICH INVESTMENT SHOULD BE SELECTED?............................................................................     8

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS....................................................................     9
        REQUIREMENTS FOR ISSUANCE OF A CONTRACT.........................................................................     9
        SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"....................................................................     9
        CONTRACT DATE...................................................................................................     9
        ALLOCATION OF THE PREMIUM PAYMENT...............................................................................     9
        TRANSFERS.......................................................................................................    10
        SURRENDERS......................................................................................................    11
        LOANS...........................................................................................................    11
        CHARGES AND EXPENSES............................................................................................    12
        AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT)....................................................................    15
        LAPSE AND REINSTATEMENT.........................................................................................    16
        ADDITIONAL PREMIUM PAYMENTS.....................................................................................    17
        LIVING NEEDS BENEFIT............................................................................................    17
        ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS................................    18
        WHEN PROCEEDS ARE PAID..........................................................................................    19
        REPORTS TO CONTRACT OWNERS......................................................................................    19
        TAX TREATMENT OF CONTRACT BENEFITS..............................................................................    19
        PRE-DEATH DISTRIBUTIONS.........................................................................................    20



        SALE OF THE CONTRACT AND SALES COMMISSIONS......................................................................    22
        SUBSTITUTION OF SERIES FUND SHARES..............................................................................    22
        LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.............................................    22
        OTHER GENERAL CONTRACT PROVISIONS...............................................................................    23
        STATE REGULATION................................................................................................    23
        EXPERTS.........................................................................................................    23
        LITIGATION......................................................................................................    24



        ADDITIONAL INFORMATION..........................................................................................    24
        FINANCIAL STATEMENTS............................................................................................    24


DIRECTORS AND OFFICERS..................................................................................................    25

FINANCIAL STATEMENTS OF PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE
    ACCOUNT.............................................................................................................    A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY......................................................    B1

                                    GLOSSARY

AMOUNT CREDITED UNDER THE CONTRACT--See Contract fund below.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract, equal to the Contract fund minus any applicable contingent deferred sales charge and any Contract debt.

CONTRACT ANNIVERSARY--The same date as the Contract date in each later year.

CONTRACT DATE--The date Pruco Life of New Jersey received the initial premium payment and certain required documentation.


CONTRACT FUND--The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the subaccounts, the fixed-rate option, and the Real Property Account, and the principal amount of any Contract debt plus any interest earned thereon.


CONTRACT OWNER--Unless a different owner is named in the application, the owner of the contract is the insured.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

DEATH BENEFIT--The amount we will pay upon the death of the insured before the reduction of any Contract debt and amounts needed to pay charges through the date of death.

DISCOVERY LIFE--A fixed life insurance contract issued by Pruco Life of New Jersey that is similar to Discovery Life Plus except that the owner may not invest the Contract fund in variable investment options.

FACE AMOUNT--The initial amount of life insurance as shown on the cover page of the Contract.

FIXED-RATE OPTION--An investment option under which Pruco Life of New Jersey guarantees that interest will be added to the amount allocated at a rate declared periodically in advance.

MONTHLY DATE--The Contract date and the same date in each subsequent month.



PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, US, WE, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY--The company offering the Contract.



PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT (THE "ACCOUNT")--A separate account of Pruco Life of New Jersey registered as a unit investment trust under the Investment Company Act of 1940.

PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT")--A separate account of Pruco Life of New Jersey which, through a partnership, invests primarily in income-producing real property.

SUBACCOUNT--A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

TARGET LOAN AMOUNT--The amount, equal to 10% of the initial premium for each completed Contract year, that may be borrowed as a first loan in any year at the most favorable net cost to the Contract owner.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.


VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern Standard time on each day during which the New York Stock Exchange is open.


VARIABLE INVESTMENT OPTIONS--The subaccounts and the Real Property Account.

WE--Pruco Life Insurance Company of New Jersey.

YOU--The owner of the Contract.

                            INTRODUCTION AND SUMMARY

THIS SUMMARY PROVIDES A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. YOU WILL FIND FURTHER DETAIL IN THE FOLLOWING SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT. THE CONTRACT, WHICH INCLUDES THE APPLICATION ATTACHED TO IT, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY. YOU SHOULD RETAIN THESE DOCUMENTS.

As you read this prospectus, you should keep in mind that this is a life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions. Therefore, it is also a "security". Securities that are offered to the public must be registered with the U.S. Securities and Exchange Commission. The prospectus that is part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a death benefit to the beneficiary in the event of the insured's death. This death benefit generally far exceeds your total premium payments. You should not buy this contract unless the primary reason for the purchase is to provide life insurance protection.

BRIEF DESCRIPTION OF THE CONTRACT


The Contract is a form of variable life insurance. It is based on a Contract fund, the value of which changes every business day. The chart below described how the value of your Contract fund changes.


You can purchase this contract by making an initial premium payment. The minimum initial payment if $10,000. For insureds aged 76 through 85 the minimum initial payment is $50,000. You decide the amount of the initial premium (as long as it meets the minimum requirement) and from this we determine the initial amount of life insurance. Although the Contract will begin to vary immediately to reflect the investment results, the amount of life insurance will ordinarily not change for several years. The amount of life insurance may not change at all. If investment results are sufficiently favorable the amount of insurance will eventually increase.


You may invest your premium in one or more of the 15 subaccounts, a real estate investment option or in the fixed-rate option. The amount invested will be your initial premium payment minus any charge for taxes attributable to premiums. Your Contract fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract fund will increase if there is favorable investment performance in the subaccounts you select, there is a risk that investment performance will be unfavorable and that the value of your Contract fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 8. If you select the fixed-rate option, we credit your account with a declared rate or rates of interest but you assume the risk that the rate may change.

You may surrender the Contract in full and receive the cash surrender value. Partial surrenders and contract splits are not permitted. You may borrow against the value of your Contract. See LOANS, page 11.


The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from your premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 12.

--------------------------------------------------------------------------------
                                 PREMIUM PAYMENT
--------------------------------------------------------------------------------
                                       |
               -----------------------------------------------------------

               o Less charge for taxes attributable to premiums. (Under certain circumstances, this charge may be reduced or eliminated, see Charges and Expenses, page 12).

               -----------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                             INVESTED PREMIUM AMOUNT

     o    To be invested in one or a combination of:

          o    15 investment portfolios of the Series Fund.

          o    The Real Property Account.

          o    The Fixed Rate Option.

--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------

                                  CONTRACT FUND


     On the Contract date, the Contract fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract fund changes daily.


--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                    PRUCO LIFE OF NEW JERSEY ADJUSTS THE CONTRACT FUND FOR:

     o Addition of any increase due to investment results of the chosen subaccounts.


     o Addition of guaranteed interest at an effective annual rate of 3% (plus any excess interest if applicable) on the portion of the Contract fund allocated to the fixed-rate option.


     o Addition of guaranteed interest at an effective annual rate of either 5.5% or 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 6%. See LOANS, page 11.)

     o Subtraction of any decrease due to investment results of the chosen subaccounts.

     o Addition of any new invested premium amounts. (Additional premiums may be paid, in limited circumstances.)

     o    Subtraction of the charges listed below, as applicable.

--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                                  DAILY CHARGES

      o ADMINISTRATIVE EXPENSE CHARGE--We deduct a daily administrative expense charge, equivalent to an annual rate of 0.35% from the variable investment options.

      o MORTALITY AND EXPENSE RISK CHARGE--We deduct a daily mortality and expense risk charge equivalent to an annual rate of 0.9% from the variable investment options.

      o MANAGEMENT FEES AND EXPENSES--We deduct these fees and expenses from the Series Fund and Real Property Account assets.

--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                                 MONTHLY CHARGES


     o INSURANCE PROTECTION CHARGE--We generally deduct an amount equal to 0.05% of the contract fund per month. If the contract fund falls so low that making a monthly charge of 0.05% is inadequate, the charge may be increased to the amount permitted by the 1980 Commissioners
        Standard Ordinary Mortality Table ("1980 CSO Table").


--------------------------------------------------------------------------------

                                       |
--------------------------------------------------------------------------------

                           POSSIBLE ADDITIONAL CHARGES

     o During the first six years, we will assess a contingent deferred sales charge if the contract is surrendered. The maximum contingent sales charge during the first contract year is 9% of the amount credited under the contract. This charge is decreased by 1% each year until the sixth year when it equals 4% of the amount credited under the contract. We do not assess a charge after the sixth year. This charge will never be greater than 9% of your initial premium payment.

--------------------------------------------------------------------------------

REFUND

For a limited time, you may return your contract for a refund in accordance with the terms of its free-look provision. See SHORT-TERM CANCELLATION RIGHT or "FREE LOOK", page 9.

For the definition of special terms used in this prospectus, see GLOSSARY, page
1.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF THE EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL COVERAGE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.


THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND AND THE PROSPECTUS FOR THE PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

          GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER
                                  THE CONTRACT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY


Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the Company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries, including the Pruco Life insurance companies. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.



PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT


We have established a separate account, the Pruco Life of New Jersey Single Premium Variable Life Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 15, 1985 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the account before making any such transfer.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 15 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as the subaccount. Pruco Life of New Jersey may add additional variable investment options in the future. The Account's financial statements begin on page A1.


THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. The Series Fund has 15 separate portfolios. The following is a list of those portfolios and their investment objectives.

o CONSERVATIVE BALANCED PORTFOLIO - The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o DIVERSIFIED BOND PORTFOLIO - The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o EQUITY PORTFOLIO - The investment objective is capital appreciation. The portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o EQUITY INCOME PORTFOLIO - The investment objective is both current income and capital appreciation. The portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

o FLEXIBLE MANAGED PORTFOLIO - The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o GLOBAL PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o GOVERNMENT INCOME PORTFOLIO - The investment objective is a high level of income over the longer term consistent with the preservation of capital. The portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o HIGH YIELD BOND PORTFOLIO - The investment objective is a high total return. The portfolio invests primarily in high yield/high risk debt securities.

o MONEY MARKET PORTFOLIO - The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o NATURAL RESOURCES PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o PRUDENTIAL JENNISON PORTFOLIO - The investment objective is to achieve long-term growth of capital. The portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o STOCK INDEX PORTFOLIO - The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

o TWO ZERO COUPON BOND PORTFOLIOS - 2000 AND 2005 - The investment objective of these two portfolios is the highest predictable compound investment of a specific period of time, consistent with the safety of invested capital. The portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped to their interest coupons, or have interest coupons that have been stripped from the debt obligations. On November 15, 2000, the liquidation date of the Zero Coupon Bond 2000 Portfolio, investments in that portfolio will be transferred to the Money Market Portfolio.


Prudential is the investment advisor for the assets of each of the portfolios within the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. For more information, see the attached Series Fund prospectus and the Series Fund's statement of additional information.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. These fees and expenses are listed in the table in the DEDUCTIONS FROM PORTFOLIOS page 12, and are more fully described in the attached prospectus for the Series Fund.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:


     o    changes in state insurance law;

     o    changes in federal income tax law;

     o changes in the investment management of any portfolio of the Series Fund; or

     o differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.


VOTING RIGHTS

We are the legal owner of the shares in the Funds associated with the variable investment options. However, we vote the shares in the Funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Funds in its own right, it may elect to do so.


PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT


The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey that, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.


The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED

PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS IF YOU ARE CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE OF NEW JERSEY HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, SUBJECT PRUCO LIFE OF NEW JERSEY AND ITS OFFICERS TO CIVIL LIABILITY IF THAT RESULTS IN ANY DAMAGE.

You may elect to allocate, either initially or by transfer, all or part of the amount credited under the contract to a fixed-rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the assets of the general account, and you do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%.

Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the contract fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 10). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months. See WHEN PROCEEDS ARE PAID, page 19.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock or Global may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond, Government Income or Zero Coupon Bond Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with higher yields. You may choose to allocate a portion of your investment to specialized investment options, such as the Natural Resources Portfolio and the Real Property Account. You may wish to divide your invested premium among two or more of the investment options. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends AGAINST frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Pruco Life of New Jersey requires evidence of insurability, which may include a medical examination, before issuing any contract. We will only issue the contract on insureds who are classified as standard risks following Pruco Life of New Jersey's regular underwriting process. If we do not approve your application, because the current underwriting requirements are not met, we will promptly return your premium payment. The company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you can return a contract for a refund within 10 days

o    after you receive it,

o    within 45 days after you sign Part I of the application, or

o within 10 days after we mail or delivers a Notice of Withdrawal Right, whichever is latest.

Some states allow a longer period of time during which a contract may be returned for a refund. You can request a refund by mailing or delivering the contract to the representative who sold it or to the Prudential Annuity Service Center specified in the contract. If you return the contract according to this provision it shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. If applicable state law so requires, the contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT DATE

The Contract date will be the date we receive the initial payment and the completed application in the Prudential Annuity Service Center. On the Contract date, the amount credited under the Contract will begin to vary with the investment results of the variable investment options that you have chosen or the declared interest rate, if you have selected the fixed-rate option. Your insurance protection begins on the Contract date. Your Contract date is listed on your Contract.

ALLOCATION OF THE PREMIUM PAYMENT

You determine how the initial premium payment, after the deduction for any taxes attributable to premiums, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. You may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.

Additionally, a feature called Dollar Cost Averaging is available if you make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life of New Jersey will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Automatic monthly transfers must be at least 3% of the amount INITIALLY allocated to the Dollar Cost Averaging account (that is, if $10,000 is INITIALLY ALLOCATED, the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life of New Jersey's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until you give notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.


TRANSFERS


You may, up to four times each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option, or to the Real Property Account. We are not currently enforcing this limit; however, we may do so in the future if it becomes necessary due to excessive transfer activity. The amount you transfer from any one subaccount must be at least $300 (unless the subaccount balance is less than $300, in which case you may transfer the entire balance).


A transfer will take effect as of the end of the valuation period in which a proper transfer request is received at the Prudential Annuity Service Center. You may transfer amounts by proper written notice to the Prudential Annuity Service Center, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the contract is jointly owned or you elect not to have this privilege. Telephone transfers are not available if Pruco Life of New Jersey has received proper notice that the contract is assigned. See ASSIGNMENT, page 23.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by phone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a transfer during peak periods such as periods of drastic economic or market change.


In addition, you may transfer the entire amount of the Contract Fund in the subaccounts to the fixed-rate option at any time. If you wish to convert your variable contract to a fixed-benefit contract you must request a complete transfer of funds to the fixed-rate option and should also change your allocation instructions regarding any future premiums.

The liquidation date of the Zero Coupon Bond 2000 Subaccount is November 15, 2000, and the liquidation date of the Zero Coupon Bond 2005 Subaccount is November 15, 2005. On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each contract will be transferred to the Money Market Subaccount unless you direct that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a contract year.


Transfers from the fixed-rate option to the subaccounts are currently permitted only once each contract year and only during the 30-day period beginning on the contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of:

o    25% of the amount in the fixed-rate option and

o    $5,000.

If we receive a proper request to transfer from the fixed-rate option before the Contract anniversary, we will process the transfer request as of the Contract anniversary. If we receive a proper transfer request during the 30-day period after the Contract anniversary, we will process the transfer request as of the end of the valuation period in which the request is received at the Prudential Annuity Service Center. We may change these limits and procedures in the future.

Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.

The Contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account and the Series Fund and will be discouraged. If such a pattern were to be found, Pruco Life of New Jersey may be required to modify the transfer procedures, including, but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

SURRENDERS



You may surrender the contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any contract debt). The contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. Partial surrenders and contract splits are permitted. To surrender a contract, we may require you to deliver or mail it, together with a written request in a form that meets our needs, to the Prudential Annuity Service Center. We will determine the cash surrender value of the contract as of the end of the valuation period during which proper notice is received at the Prudential Annuity Service Center. See WHEN PROCEEDS ARE PAID, page 15. Surrender of the contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.


LOANS

You may borrow from Pruco Life of New Jersey an amount up to the "loan value" of the contract using only the contract as security for the loan. Your Contract provides that loans will be made only on or after your first contract anniversary. However, as an administrative practice, we current allow you to make a loan during your first contract year. We may change this practice. The loan value of your contract is 90% of an amount equal to your Contract fund, reduced by any charges due upon surrender. However, as an administrative practice, we currently allow you to borrow up to 100% of the portion of your Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. We may change this practice. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

Interest charged on a loan is accrued daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it will become part of the loan and we will charge interest on it too. We charge interest at an effective annual rate of 6%.

When you make a loan, an amount equal to the loan proceeds will be transferred out of your investment options. We will generally reduce the amount invested in each investment option in the same proportions as the value in each subaccount, the fixed-rate option and the Real Property Account bears to the total value of the Contract. The amount transferred out of the investment options continues to be part of your Contract fund. It will be credited daily with interest at an effective annual rate of either 4% or 5.5%. We determine the rate or rates applicable to your Contract in the following way. The target loan amount for any contract year is 10% of the initial premium for each contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. So the net cost of the loan to you is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

In addition, you should note that a contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see item 4 under CHARGES AND EXPENSES, below) is not reduced when you make a contract loan but the amount in the subaccount[s] from which the charges are deducted is reduced by the amount of the loan.

When you repay all or part of a loan, we will increase the portion of the Contract fund in the investment options by the amount of the loan you repay. If loan interest is paid when due, it will not change the portion of the Contract fund allocated to the investment options.

CHARGES AND EXPENSES

This section provides a detailed description of each charge that is described briefly in the chart on page 3, and an explanation of the purpose of the charge.

DEDUCTION FROM PREMIUM PAYMENTS

We will deduct the amount of premium-based taxes applicable to your Contract from the initial premium payment. These taxes vary from state to state and also vary in some states by municipalities and counties. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount remaining after the deduction of premium taxes is allocated to the investment option(s) as you direct. However, if

o the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal $50,000 or more, or

o contracts are purchased on all children of a parent or all grandchildren of a grandparent, each contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, we will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract Fund on the most recent contract. In many cases, if a contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as you direct. During 1999, 1998 and 1997, Pruco Life of New Jersey received no money in charges for payment of state premium taxes.


DEDUCTIONS FROM PORTFOLIOS

Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the contract owners. Investment management fees for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page 6. Further detail about management fees and other Series Fund expenses is provided in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.

The account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund.

The total expenses of each portfolio for the year 1999 expressed as a percentage of the average assets during the year are shown below:





----------------------------------------------------------------------------------------
                                                       OTHER EXPENSES    TOTAL EXPENSES
                                        INVESTMENT     (AFTER EXPENSE    (AFTER EXPENSE
                 PORTFOLIO             ADVISORY FEE    REIMBURSEMENT)*   REIMBURSEMENT)*
----------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                     0.40%             0.02%*         0.42%*
DIVERSIFIED BOND PORTFOLIO                 0.40%             0.03%*         0.43%*
GOVERNMENT INCOME PORTFOLIO                0.40%             0.04%          0.44%
ZERO COUPON BOND PORTFOLIO 2000            0.40%             0.18%*         0.58%*
ZERO COUPON BOND PORTFOLIO 2005            0.40%             0.19%*         0.59%*
CONSERVATIVE BALANCED PORTFOLIO            0.55%             0.02%*         0.57%*
FLEXIBLE MANAGED PORTFOLIO                 0.60%             0.02%*         0.62%*
HIGH YIELD BOND PORTFOLIO                  0.55%             0.05%          0.60%
STOCK INDEX PORTFOLIO                      0.35%             0.04%          0.39%
EQUITY INCOME PORTFOLIO                    0.40%             0.02%          0.42%
EQUITY PORTFOLIO                           0.45%             0.02%*         0.47%*
PRUDENTIAL JENNISON PORTFOLIO              0.60%             0.03%          0.63%
SMALL CAPITALIZATION STOCK PORTFOLIO       0.40%             0.05%          0.45%
GLOBAL PORTFOLIO                           0.75%             0.09%          0.84%
NATURAL RESOURCES PORTFOLIO                0.45%             0.12%          0.57%
----------------------------------------------------------------------------------------


* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc., in which the account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond Portfolio 2000, Zero Coupon Bond Portfolio 2005, Conservative Balanced, Flexible Managed, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.41% for the Money Market Portfolio, 0.42% for the Diversified Bond Portfolio, 0.62% for the Zero Coupon Bond Portfolio 2000, 0.61% for the Zero Coupon Bond Portfolio 2005, 0.57% for the Conservative Balanced Portfolio, 0.61% for the Flexible Managed Portfolio, and 0.47% for the Equity Portfolio in 1998. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.

DAILY DEDUCTION FROM THE CONTRACT FUND


We impose a charge for the expenses we incur in administering the contracts, which includes such things as underwriting the contract, conducting any medical examinations, establishing and maintaining records, and providing reports to contract owners. We deduct this charge daily from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During 1999, 1998, and 1997, Pruco Life of
New Jersey received a total of approximately $167,000, $171,000, and $167,000, respectively, in annual administrative charges under the contracts. We guarantee we will not increase this charge above an effective annual rate of 0.35% over the life of the Contract.

We charge for assuming the risk that our estimates of longevity and of the expenses we expect to incur, over the lengthy periods that this contract may be in effect - estimates that are the basis for the level of the other charges we make under the contracts - will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1999, 1998 and

1997, Pruco Life of New Jersey received a total of approximately $428,000, $438,000, and $427,000, respectively, in mortality and expense risk charges under the Contracts.


MONTHLY DEDUCTION FROM CONTRACT FUND

Immediately after your Contract is issued the amount of insurance payable upon your death (the face amount) will be substantially higher than the initial premium payment. As you grow older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract fund and the amount payable to the beneficiary in the event of your death will become smaller. But the death benefit will always be higher than the Contract fund. To enable us to pay this additional amount, we make a monthly charge commencing on the Contract date. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although we have the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the contract's monthly dates (i.e., the contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the Contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per contract year of the contract fund. The exact percentage is uncertain because the Contract fund varies in amount daily. If the contract fund remains level throughout the entire Contract year, the sum of the charges would be 0.6% of the Contract fund. If the contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the Contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)

The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the Contract fund, unless as a result of very unfavorable investment experience, the Contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. In practice, this will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the Contract fund occur in a particular year. For example, for a male who buys a contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before we will make a higher cost of insurance charge. As another example, for a male who buys a contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if there was a substantial market drop) in order to bring about an increase in the insurance charge.

SURRENDER CHARGE


A contingent deferred sales charge may be imposed upon surrender of this contract. This charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. No sales charge will be made if the contract is surrendered after the sixth contract year. If the Contract is surrendered in the first year, the charge will be 9% of the amount credited under the contract. For each year after the first that the contract is in effect, the contingent deferred sales charge as a percentage of the contract fund is reduced by 1% until it reaches 4% in year 6. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1999, 1998, and 1997, Pruco Life of New Jersey received a total of $1,000, $0, and $5,000, respectively, in sales charges on surrenders of the Contracts.


OTHER INFORMATION ABOUT CHARGES

As you can see from the foregoing description, the amount credited under the contract at the outset of the contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies our standards for elimination or reduction of the premium tax charge as explained in item 1 above.

Thereafter, assuming a total Series Fund expense ratio of 0.48% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 6), a cost of insurance charge of 0.05% per month and no contract debt, the amount credited under the contract will vary at a rate that is approximately 2.32% to 2.37% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the contract are invested.


The Account is not a separate taxpayer for purposes of the Internal Revenue Code. The earnings of the account are taxed as part of the operations of Pruco Life of New Jersey. No charge is currently being made against the account for company federal income taxes (excluding any charge for taxes attributable to premiums). Pruco Life of New Jersey will review the question of a charge to the account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium-based taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT)

As stated earlier, when we issue the contract we will determine the initial amount of life insurance based on the amount of the initial premium payment. That amount will be shown on the cover page of the contract and is called the "face amount". We calculate the face amount as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon the death of the insured--the death benefit--will never be less than the face amount as long as the contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. However, the contract's death benefit may be higher than the face amount, depending upon the length of time the contract is in force and the contract's investment results.

1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

--------------------------------------------------------------------------------
   AGE OF                     FACE AMOUNT                    FACE AMOUNT
  INSURED                     FOR $10,000                    FOR $50,000
   ON THE                       PREMIUM                        PREMIUM
  CONTRACT             ------------------------       --------------------------
    DATE                 MALE           FEMALE           MALE           FEMALE
--------------------------------------------------------------------------------
       5               $231,211        $298,154       $1,179,644      $1,521,193
      15               $151,173        $198,359       $  771,290      $1,012,032
      25               $104,157        $129,799       $  531,412      $  662,236
      35               $ 66,654        $ 82,561       $  340,069      $  421,229
      45               $ 42,601        $ 52,980       $  217,353      $  270,304
      55               $ 28,260        $ 35,032       $  144,183      $  178,734
      65               $ 19,832        $ 23,624       $  101,180      $  120,529
      75               $ 14,982        $ 16,631       $   76,439      $   84,850
--------------------------------------------------------------------------------


In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 22.

2. INCREASE IN DEATH BENEFIT DUE TO FAVORABLE INVESTMENT EXPERIENCE. It is likely that the amount of insurance will not change for several years after the contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the contract fund. The latter ensures that the contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

--------------------------------------------------------------------------------
                                        DEATH BENEFIT IS NO LESS THAN
   AGE OF                                THE CONTRACT FUND TIMES THE
  INSURED                             FOLLOWING MULTIPLE (ASSUMES NO LOAN)
                                ------------------------------------------------
                                MALE                           FEMALE
--------------------------------------------------- ----------------------------
      5                         4.80                            7.50
     15                         4.80                            7.50
     25                         4.56                            6.11
     35                         3.76                            4.52
     45                         2.27                            2.64
     55                         1.55                            1.82
     65                         1.23                            1.40
     75                         1.09                            1.15
     85                         1.05                            1.05
     95                         1.02                            1.02
--------------------------------------------------------------------------------

Thus, for a male age 55 who purchased a contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the Contract fund has increased to $123,049 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,879 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 22.

LAPSE AND REINSTATEMENT

If the investment results of a contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any monthly date has decreased to zero or less, the contract will go into default.

Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment necessary to keep the contract in force. This payment must be received at the Prudential Annuity Service Center within the 61 day grace period after the notice of default is mailed or the contract will lapse and have no value. A contract that lapses with an outstanding contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 19.

A contract that has lapsed may be reinstated within 3 years after the date of default unless the contract has been surrendered for its cash surrender value. To reinstate a lapsed contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the contract.

A contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS

After the contract has been in force for several years, you may be allowed the option of paying additional premium payments in order to increase your Contract fund. Such premium payments are allowed when they will not cause the contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, we will tell you whether an additional premium payment can be made and its maximum amount. If you make an additional premium payment, the amount of that payment, less any applicable premium taxes which may be payable, will increase the contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge. We will not accept an additional premium payment if it would, through the application of the multiples shown on page 16, immediately result in an increase in the death benefit.

Several factors affect when additional premium payments may be made. For example, the contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

You may elect to add the Living Needs BenefitSM to your Contract at the time of issue, provided we receive satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. You should consult with a Pruco Life of New Jersey representative to determine whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o    elect to receive the benefit in a single sum or

o    receive equal monthly payments for 6 months.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o    elect to receive the benefit in a single sum or

o receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

The Living Needs Benefit is available only to the extent regulatory approval has been obtained. If you want this benefit it must be requested on the contract's application. There is no charge for adding the benefit to the contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to you, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult with a qualified tax advisor before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables have been prepared to show you how values under this Contract change with investment performance of the account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the Contract would go into default, at which time additional payments would be needed to keep it in force.


The amounts shown for the death benefit and cash surrender value as of each contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.47%, and also reflect the daily charge to the account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular contract may be more or less than 0.47% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of -1.73%, 2.27%, 6.27%, and 10.27%.


The tables on pages T1 and T3 also reflect the fact that Pruco Life of New Jersey generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a contract falls to such a level as to make this monthly charge inadequate in Pruco Life of New Jersey's judgment (i.e., where the contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life of New Jersey will deduct the maximum monthly mortality charge. See MONTHLY DEDUCTION FROM CONTRACT FUND, page 14. The 0% and 4% columns in the tables on

                                  ILLUSTRATIONS
                                  -------------
                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $ 20,800         $133,307     $133,307     $133,307    $  133,307
   2      $ 21,632         $133,307     $133,307     $133,307    $  133,307
   3      $ 22,497         $133,307     $133,307     $133,307    $  133,307
   4      $ 23,397         $133,307     $133,307     $133,307    $  133,307
   5      $ 24,333         $133,307     $133,307     $133,307    $  133,307
   6      $ 25,306         $133,307     $133,307     $133,307    $  133,307
   7      $ 26,319         $133,307     $133,307     $133,307    $  133,307
   8      $ 27,371         $133,307     $133,307     $133,307    $  133,307
   9      $ 28,466         $133,307     $133,307     $133,307    $  133,307
  10      $ 29,605         $133,307     $133,307     $133,307    $  133,307
  15      $ 36,019         $133,307     $133,307     $133,307    $  149,824
  20      $ 43,822         $133,307     $133,307     $133,307    $  196,523
  25      $ 53,317         $      0(2)  $133,307     $133,307    $  270,128
  30      $ 64,868         $      0     $133,307     $133,307    $  384,345
  35      $ 78,922         $      0     $      0(2)  $154,841    $  564,345
  40      $ 96,020         $      0     $      0     $193,149    $  846,812
  45      $116,824         $      0     $      0     $247,153    $1,303,447

                                            Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $ 20,800         $17,423      $18,132     $ 18,904    $   19,684
   2      $ 21,632         $17,206      $18,635     $ 20,121    $   21,748
   3      $ 22,497         $16,990      $19,150     $ 21,486    $   24,011
   4      $ 23,397         $16,774      $19,677     $ 22,940    $   26,594
   5      $ 24,333         $16,560      $20,216     $ 24,491    $   29,460
   6      $ 25,306         $16,346      $20,767     $ 26,143    $   32,631
   7      $ 26,319         $16,633      $21,991     $ 28,766    $   37,257
   8      $ 27,371         $16,080      $22,356     $ 30,387    $   40,838
   9      $ 28,466         $15,332      $22,727     $ 32,099    $   44,763
  10      $ 29,605         $14,555      $23,103     $ 33,908    $   49,064
  15      $ 36,019         $10,108      $25,083     $ 44,598    $   77,629
  20      $ 43,822         $ 4,160      $26,548     $ 58,660    $  122,827
  25      $ 53,317         $     0(2)   $22,175     $ 77,155    $  194,337
  30      $ 64,868         $     0      $12,398     $101,481    $  307,476
  35      $ 78,922         $     0      $     0(2)  $133,483    $  486,504
  40      $ 96,020         $     0      $     0     $175,590    $  769,828
  45      $116,824         $     0      $     0     $230,984    $1,218,174

-----------------------

(1) Illustrated values assume 2% state and/or local premium taxes, no Contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 23 unless an additional premium payment was made. Based on a gross return of 4%, the Contract would go into default in policy year 34 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $ 20,800         $133,307     $133,307     $133,307    $  133,307
   2      $ 21,632         $133,307     $133,307     $133,307    $  133,307
   3      $ 22,497         $133,307     $133,307     $133,307    $  133,307
   4      $ 23,397         $133,307     $133,307     $133,307    $  133,307
   5      $ 24,333         $133,307     $133,307     $133,307    $  133,307
   6      $ 25,306         $133,307     $133,307     $133,307    $  133,307
   7      $ 26,319         $133,307     $133,307     $133,307    $  133,307
   8      $ 27,371         $133,307     $133,307     $133,307    $  133,307
   9      $ 28,466         $133,307     $133,307     $133,307    $  133,307
  10      $ 29,605         $133,307     $133,307     $133,307    $  133,307
  15      $ 36,019         $133,307     $133,307     $133,307    $  142,685
  20      $ 43,822         $133,307     $133,307     $133,307    $  187,154
  25      $ 53,317         $      0(2)  $133,307     $133,307    $  257,182
  30      $ 64,868         $      0     $      0(2)  $133,307    $  365,852
  35      $ 78,922         $      0     $      0     $133,307    $  537,030
  40      $ 96,020         $      0     $      0     $133,307    $  805,505
  45      $116,824         $      0     $      0     $162,619    $1,238,361

                                            Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $ 20,800         $17,305      $18,014     $ 18,775    $   19,554
   2      $ 21,632         $16,950      $18,380     $ 19,868    $   21,476
   3      $ 22,497         $16,574      $18,736     $ 21,077    $   23,603
   4      $ 23,397         $16,173      $19,079     $ 22,353    $   26,023
   5      $ 24,333         $15,745      $19,405     $ 23,697    $   28,697
   6      $ 25,306         $15,285      $19,709     $ 25,111    $   31,653
   7      $ 26,319         $15,247      $20,606     $ 27,420    $   36,001
   8      $ 27,371         $14,549      $20,651     $ 28,736    $   39,324
   9      $ 28,466         $13,821      $20,660     $ 30,105    $   42,970
  10      $ 29,605         $13,063      $20,631     $ 31,529    $   46,975
  15      $ 36,019         $ 8,703      $19,763     $ 39,574    $   73,930
  20      $ 43,822         $ 2,817      $17,012     $ 49,297    $  116,971
  25      $ 53,317         $     0(2)   $10,781     $ 60,857    $  185,023
  30      $ 64,868         $     0      $     0(2)  $ 74,755    $  292,682
  35      $ 78,922         $     0      $     0     $ 92,005    $  462,957
  40      $ 96,020         $     0      $     0     $115,932    $  732,277
  45      $116,824         $     0      $     0     $151,980    $1,157,346

-----------------------

(1) Illustrated values assume 2% state and/or local premium taxes, no Contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 22 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 30 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $104,000         $357,468     $357,468     $357,468    $  357,468
   2      $108,160         $357,468     $357,468     $357,468    $  357,468
   3      $112,486         $357,468     $357,468     $357,468    $  357,468
   4      $116,986         $357,468     $357,468     $357,468    $  357,468
   5      $121,665         $357,468     $357,468     $357,468    $  357,468
   6      $126,532         $357,468     $357,468     $357,468    $  357,468
   7      $131,593         $357,468     $357,468     $357,468    $  357,468
   8      $136,857         $357,468     $357,468     $357,468    $  357,468
   9      $142,331         $357,468     $357,468     $357,468    $  357,468
  10      $148,024         $357,468     $357,468     $357,468    $  360,473
  15      $180,094         $357,468     $357,468     $357,468    $  510,931
  20      $219,112         $      0(2)  $357,468     $357,468    $  733,202
  25      $266,584         $      0     $357,468(2)  $433,020    $1,090,669

                                            Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of

End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $104,000         $88,891     $ 92,658     $ 96,634      $100,610
   2      $108,160         $87,784     $ 95,076     $102,659      $111,144
   3      $112,486         $86,682     $ 97,703     $109,622      $122,690
   4      $116,986         $85,583     $100,391     $117,043      $135,685
   5      $121,665         $84,488     $103,141     $124,953      $150,307
   6      $126,532         $83,399     $105,955     $133,382      $166,486
   7      $131,593         $84,860     $112,200     $146,768      $190,089
   8      $136,857         $82,893     $114,060     $155,037      $208,357
   9      $142,331         $78,487     $115,952     $163,772      $228,380
  10      $148,024         $73,247     $117,874     $172,999      $250,328
  15      $180,094         $40,869     $127,976     $227,543      $396,070
  20      $219,112         $     0(2)  $138,943     $299,285      $626,668
  25      $266,584         $     0     $150,850(2)  $393,654      $991,517

-----------------------

(1) Illustrated values assume no deduction for state and/or local premium taxes, no Contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 20 unless an additional premium payment was made. Based on a gross return of 4%, the Contract would go into default in policy year 33 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $104,000         $357,468     $357,468     $357,468    $  357,468
   2      $108,160         $357,468     $357,468     $357,468    $  357,468
   3      $112,486         $357,468     $357,468     $357,468    $  357,468
   4      $116,986         $357,468     $357,468     $357,468    $  357,468
   5      $121,665         $357,468     $357,468     $357,468    $  357,468
   6      $126,532         $357,468     $357,468     $357,468    $  357,468
   7      $131,593         $357,468     $357,468     $357,468    $  357,468
   8      $136,857         $357,468     $357,468     $357,468    $  357,468
   9      $142,331         $357,468     $357,468     $357,468    $  357,468
  10      $148,024         $357,468     $357,468     $357,468    $  357,468
  15      $180,094         $357,468     $357,468     $357,468    $  474,580
  20      $219,112         $      0(2)  $357,468     $357,468    $  680,793
  25      $266,584         $      0     $      0(2)  $357,468    $1,012,204

                                            Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of

End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $104,000         $87,714      $91,362     $ 95,335      $ 99,308
   2      $108,160         $85,276      $92,562     $100,144      $108,416
   3      $112,486         $82,686      $93,699     $105,626      $118,505
   4      $116,986         $79,940      $94,731     $111,414      $130,140
   5      $121,665         $77,018      $95,642     $117,523      $143,064
   6      $126,532         $73,888      $96,396     $123,957      $157,425
   7      $131,593         $72,686      $99,947     $134,759      $178,750
   8      $136,857         $68,162      $99,217     $140,596      $195,033
   9      $142,331         $63,334      $98,161     $146,617      $213,009
  10      $148,024         $58,146      $96,726     $152,818      $232,898
  15      $180,094         $25,708      $82,567     $187,298      $367,891
  20      $219,112         $     0(2)   $47,819     $228,777      $581,874
  25      $266,584         $     0      $     0(2)  $279,353      $920,185

-----------------------

(1) Illustrated values assume no deduction for state and/or local premium taxes, no Contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 18 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 24 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life of New Jersey does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 contract years.


The tables also reflect the fact that no charges for federal or state income taxes are currently made against the account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age and sex. You can obtain an illustration using a premium amount other than those shown in this prospectus. You may use assumed gross returns different than those shown in the tables, although currently they may not be higher than 12%.

WHEN PROCEEDS ARE PAID

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Prudential Annuity Service Center of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life of New Jersey may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the contract in excess of the face amount if the disposal or valuation of the account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares an emergency.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

REPORTS TO CONTRACT OWNERS

Once each contract year, you will be sent statements that provide certain information pertinent to your contract. These statements detail values and transactions made and specific contract data that apply only to each particular contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

Introduction

This summary provides general information on the federal income tax treatment of the contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance

This contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the contract's investments.

We believe we have taken adequate steps to insure that the contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


o you will not be taxed on the growth of the investment options in the contract, unless you receive a distribution from the contract.

o    the contract's death benefit will be tax free to your beneficiary.


Although we believe that the contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes, which will be applied uniformly to all Contract owners after advance written notice, that we deem necessary to insure that the contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS

The contract is a modified endowment contract under federal tax law. This means that:


o amounts you receive under the contract before the insured's death, including loans and withdrawals, are included in your income on an income first basis (that is, you will have taxable income to the extent that the contract fund before surrender charges exceeds the premiums paid for the contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income). An assignment of a modified endowment contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the contract became a modified endowment contract.

o New York taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59-1/2, on account of you becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the contracts owned by a business.

o all modified endowment contracts issued by us to you during the same calendar year are treated as a single contract for purposes of applying these rules.


Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be generation skipping transfer tax consequences. Deductions for interest paid or accrued on contract debt or on other loans that are incurred or continued to purchase or carry the contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance

If a business, rather than an individual, is owner of the contract, there are some additional rules. Business contract owners generally cannot deduct premium payments. Business contract owners generally cannot take tax deductions for interest on contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on contracts for up to 20 key persons. The interest deduction for contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the contract fund or death benefits received under business-owned life insurance policies.




VOTING RIGHTS


Matters on which Contract owners may give voting instructions include the following:

o    election of the Board of Directors of the Series Fund;

o    ratification of the independent accountant of the Series Fund;

o approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the contract owner's selected subaccount[s];

o any change in the fundamental investment policy of a portfolio corresponding to the contract owner's selected subaccount[s]; and

o    any other matter requiring a vote of the shareholders of the Series Fund.

With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a contract owner is determined by dividing the portion of the value of the contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each contract owner may give Pruco Life of New Jersey instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life of New Jersey will furnish contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life of New Jersey reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise contract owners of that action and its reasons for such action in the next annual or semi-annual report to contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Pruco Life of New Jersey expects that during 2000 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.


The contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract fund may be paid.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include the amounts derived from the mortality and expense risk charge.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. You will be notified of any substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a contract should consult their legal advisors to determine whether purchase of a contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer the contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the contract may not be assigned to another insurance company without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at the Prudential Annuity Service Center.

BENEFICIARY. You designate the beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the contract has been in force during the insured's lifetime for two years from the contract date, Pruco Life of New Jersey will not contest its liability under the contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the contract, Pruco Life of New Jersey will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SETTLEMENT OPTIONS. The Contract grants you, or your beneficiary, a variety of ways to receive contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the contract date, Pruco Life of New Jersey will pay no more under the contract than the sum of the premiums paid.

STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements of Pruco Life of New Jersey as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ikwhan Oh, FSA, MAAA, Vice President and Company Actuary of Pruco Life of New Jersey, whose opinion is filed as an exhibit to the registration statement.


LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.




ADDITIONAL INFORMATION


Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.



Further information may also be obtained from Pruco Life of New Jersey's office. The address and telephone number are set forth on the cover of this prospectus.


FINANCIAL STATEMENTS

The financial statements of Pruco Life of New Jersey included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR -- President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select. Age 48.



IRA J. KLEINMAN, DIRECTOR -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group. Age 53.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group. Age 49.


DAVID R. ODENATH, JR., DIRECTOR -- President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber. Age 43.


I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR -- Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group. Age 57.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER -- Vice President and Treasurer, Prudential since 1995. Age 43.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT -- Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank. Age 57.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY -- Chief Counsel, Variable Products, Prudential Law Department since 1995. Age 40.



SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY -- Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management. Age 45.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER -- Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: Director, Salomon Brothers. Age 44.

The business address of all directors and officers of Pruco Life of New Jersey
(PLNJ) is 213 Washington Street, Newark, New Jersey 07102-2992. PLNJ directors and officers are elected annually.


                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                                  SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                                                                                        ZERO COUPON
                                                 MONEY       DIVERSIFIED                   FLEXIBLE     CONSERVATIVE       BOND
                                                MARKET          BOND         EQUITY         MANAGED       BALANCED         2000
                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                              ----------     ----------     ----------    -----------    -----------     --------
ASSETS
  Investment in The Prudential Series
    Fund, Inc. Portfolios at net asset
    value [Note 3] .........................  $2,439,764     $2,557,371     $7,686,931    $10,615,819    $14,958,549     $255,549
  Receivable from (Payable to)
    Pruco Life Insurance Company
    of New Jersey [Note 2] .................      28,010            (78)          (175)        (8,085)           172          (12)
                                              ----------     ----------     ----------    -----------    -----------     --------
  Net Assets ...............................  $2,467,774     $2,557,293     $7,686,756    $10,607,734    $14,958,721     $255,537
                                              ==========     ==========     ==========    ===========    ===========     ========

NET ASSETS, representing:
  Equity of contract owners ................  $2,467,774     $2,557,293     $7,686,756    $10,607,734    $14,958,721     $255,537
                                              ----------     ----------     ----------    -----------    -----------     --------
                                              $2,467,774     $2,557,293     $7,686,756    $10,607,734    $14,958,721     $255,537
                                              ==========     ==========     ==========    ===========    ===========     ========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A1

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
   HIGH                                                                                   ZERO COUPON                      SMALL
   YIELD        STOCK         EQUITY          NATURAL                      GOVERNMENT        BOND       PRUDENTIAL    CAPITALIZATION
   BOND         INDEX         INCOME         RESOURCES        GLOBAL         INCOME          2005        JENNISON          STOCK
 PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
----------    ----------     ----------       --------       --------       --------       --------      ----------      --------



$1,033,393    $2,451,702     $1,694,112       $321,120       $960,791       $165,486       $188,671      $2,863,601      $450,656


         0        (4,901)           137              0        (10,213)           (38)             0          (8,086)       (5,119)
----------    ----------     ----------       --------       --------       --------       --------      ----------      --------
$1,033,393    $2,446,801     $1,694,249       $321,120       $950,578       $165,448       $188,671      $2,855,515      $445,537
==========    ==========     ==========       ========       ========       ========       ========      ==========      ========


$1,033,393    $2,446,801     $1,694,249       $321,120       $950,578       $165,448       $188,671      $2,855,515      $445,537
----------    ----------     ----------       --------       --------       --------       --------      ----------      --------
$1,033,393    $2,446,801     $1,694,249       $321,120       $950,578       $165,448       $188,671      $2,855,515      $445,537
==========    ==========     ==========       ========       ========       ========       ========      ==========      ========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A2


                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                     SUBACCOUNTS
                                                      ------------------------------------------------------------------------------
                                                            MONEY MARKET PORTFOLIO                  DIVERSIFIED BOND PORTFOLIO
                                                      ----------------------------------      --------------------------------------
                                                         1999        1998        1997             1999         1998         1997
                                                      ---------   ---------    ---------      -----------   ----------   ----------
INVESTMENT INCOME
  Dividend income ..................................  $  95,928   $ 100,142    $ 103,652      $         0   $  173,873   $  204,112
                                                      ---------   ---------    ---------      -----------   ----------   ----------

EXPENSES
 Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration [Notes 5A and 5B] ................     24,405      23,901       24,188           33,654       35,362       35,031
 Reimbursement for excess expenses
   [Note 5C] .......................................       (496)       (295)        (419)            (707)        (686)        (692)
                                                      ---------   ---------    ---------      -----------   ----------   ----------
NET EXPENSES .......................................     23,909      23,606       23,769           32,947       34,676       34,339
                                                      ---------   ---------    ---------      -----------   ----------   ----------
NET INVESTMENT INCOME (LOSS) .......................     72,019      76,536       79,883          (32,947)     139,197      169,773
                                                      ---------   ---------    ---------      -----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ...........          0           0            0            7,513       10,286       32,613
    Realized gain (loss) on shares
      redeemed .....................................          0           0            0            4,315        6,794       18,905
    Net change in unrealized gain (loss)
      on investments ...............................          0           0            0          (32,905)       2,474      (25,257)
                                                      ---------   ---------    ---------      -----------   ----------   ----------
NET GAIN (LOSS) ON INVESTMENTS .....................          0           0            0          (21,077)      19,554       26,261
                                                      ---------   ---------    ---------      -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .......................................  $  72,019   $  76,536    $  79,883      $   (54,024)  $  158,751   $  196,034
                                                      =========   =========    =========      ===========   ==========   ==========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19

                                       A3


                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
              EQUITY PORTFOLIO                       FLEXIBLE MANAGED PORTFOLIO                CONSERVATIVE BALANCED PORTFOLIO
---------------------------------------       ---------------------------------------      ----------------------------------------
    1999           1998          1997            1999          1998           1997            1999           1998           1997
----------     ----------    ----------       ---------     ----------     ----------      ----------     ----------     ----------

$  136,663     $  157,172    $  185,377       $     496     $  365,349     $  341,788      $  606,614     $  665,334     $  749,419
----------     ----------    ----------       ---------     ----------     ----------      ----------     ----------     ----------




   102,202        108,486       100,463         135,012        142,349        142,081         185,917        199,721        204,550

    (6,755)        (7,589)       (6,270)        (25,362)       (26,007)       (25,842)        (26,797)       (27,698)       (26,954)
----------     ----------    ----------       ---------     ----------     ----------      ----------     ----------     ----------
    95,447        100,897        94,193         109,650        116,342        116,239         159,120        172,023        177,596
----------     ----------    ----------       ---------     ----------     ----------      ----------     ----------     ----------
    41,216         56,275        91,184        (109,154)       249,007        225,549         447,494        493,311        571,823
----------     ----------    ----------       ---------     ----------     ----------      ----------     ----------     ----------


   922,608        919,510       455,682         125,881      1,126,626      1,749,859          84,625        916,632      1,768,494

   476,646        374,119       279,137          68,774        184,629        268,843         124,783        252,036        392,816

  (585,082)      (689,234)      827,985         595,692       (586,039)      (469,700)        167,404        (78,407)      (849,547)
----------     ----------    ----------       ---------     ----------     ----------      ----------     ----------     ----------
   814,172        604,395     1,562,804         790,348        725,216      1,549,002         376,812      1,090,261      1,311,763
----------     ----------    ----------       ---------     ----------     ----------      ----------     ----------     ----------


$  855,388     $  660,670    $1,653,988       $ 681,193     $  974,223     $1,774,551      $  824,306     $1,583,572     $1,883,586
==========     ==========    ==========       =========     ==========     ==========      ==========     ==========     ==========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19

                                                                 A4

                                                      FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997


                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                    ZERO COUPON BOND 2000 PORTFOLIO                HIGH YIELD BOND PORTFOLIO
                                                 -------------------------------------       --------------------------------------
                                                    1999        1998           1997             1999          1998          1997
                                                 ---------    ----------    ----------       ----------    ----------    ----------
INVESTMENT INCOME
  Dividend income .............................  $       0    $   12,451    $   14,974        $   3,462    $  149,512    $  155,751
                                                 ---------    ----------    ----------       ----------    ----------    ----------

EXPENSES
 Charges to contract owners for assuming
   mortality risk, expense risk and
   for administration [Notes 5A and 5B] .......      3,169         3,248         3,611           16,386        19,892        20,547
 Reimbursement for excess expenses
   [Note 5C] ..................................       (472)         (575)         (782)               0             0             0
                                                 ---------    ----------    ----------       ----------    ----------    ----------
NET EXPENSES ..................................      2,697         2,673         2,829           16,386        19,892        20,547
                                                 ---------    ----------    ----------       ----------    ----------    ----------
NET INVESTMENT INCOME (LOSS) ..................     (2,697)        9,778        12,145          (12,924)      129,620       135,204
                                                 ---------    ----------    ----------       ----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ......        478         3,419        11,873                0             0             0
    Realized gain (loss) on shares
      redeemed ................................        279         1,760         1,044          (73,373)       (2,116)       (3,832)
    Net change in unrealized gain (loss)
      on investments ..........................      4,747         1,448        (7,788)         125,684      (179,573)       58,986
                                                 ---------    ----------    ----------       ----------    ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS ................      5,504         6,627         5,129           52,311      (181,689)       55,154
                                                 ---------    ----------    ----------       ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..................................  $   2,807    $   16,405    $   17,274       $   39,387    $  (52,069)   $  190,358
                                                 =========    ==========    ==========       ==========    ==========    ==========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19

                                                                 A5

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
        STOCK INDEX PORTFOLIO                      EQUITY INCOME PORTFOLIO                     NATURAL RESOURCES PORTFOLIO
-------------------------------------       -------------------------------------        -----------------------------------------
   1999          1998         1997             1999         1998          1997             1999            1998            1997
----------    ----------    ---------       ----------    ---------     ---------        ---------       ---------       ---------

$   23,028    $   19,071   $   20,822       $   38,528    $  48,033     $  37,284        $   1,900       $   2,309       $   2,490
----------    ----------    ---------       ----------    ---------     ---------        ---------       ---------       ---------




    25,390        20,786       16,818           20,946       22,975        17,755            3,322           3,579           6,172

         0             0            0                0            0             0                0               0               0
----------    ----------    ---------       ----------    ---------     ---------        ---------       ---------       ---------
    25,390        20,786       16,818           20,945       22,975        17,755            3,322           3,579           6,172
----------    ----------    ---------       ----------    ---------     ---------        ---------       ---------       ---------
    (2,362)       (1,715)       4,004           17,582       25,058        19,529           (1,422)         (1,270)         (3,682)
----------    ----------    ---------       ----------    ---------     ---------        ---------       ---------       ---------


    28,562        24,345       44,424          187,634      105,282       152,241                0          15,649          47,548

   115,978       207,426      106,189           48,028       29,851        39,726          (16,486)        (21,360)         21,682

   212,498        62,489      194,261          (78,782)    (251,690)      206,374          106,702         (44,360)       (130,229)
----------    ----------    ---------       ----------    ---------     ---------        ---------       ---------       ---------
   357,038       294,260      344,874          156,880     (116,557)      398,341           90,216         (50,071)        (60,999)
----------    ----------    ---------       ----------    ---------     ---------        ---------       ---------       ---------



$  354,676    $  292,545    $ 348,878       $  174,462    $ (91,499)    $ 417,870        $  88,794       $ (51,341)      $ (64,681)
==========    ==========    =========       ==========    =========     =========        =========       =========       =========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19

                                                                 A6




                                                      FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                             SUBACCOUNTS
                                          ------------------------------------------------------------------------------------------

                                                      GLOBAL PORTFOLIO                            GOVERNMENT INCOME PORTFOLIO
                                           -----------------------------------------         ------------------------------------
                                             1999             1998            1997             1999            1998        1997
                                           --------         --------        --------         --------         -------     -------
INVESTMENT INCOME
  Dividend income .....................    $  2,672         $  7,953        $  8,942         $      0         $12,527     $10,477
                                           --------         --------        --------         --------         -------     -------
EXPENSES
  Charges to contract owners for
    assuming mortality risk and expense
    risk and for administration
    [Notes 5A and 5B] .................       8,620            7,528           9,961            3,390           2,468       1,972
  Reimbursement for excess expenses
    [Note 5C] .........................           0                0               0                0               0           0
                                           --------         --------        --------         --------         -------     -------
NET EXPENSES ..........................       8,620            7,528           9,961            3,390           2,468       1,972
                                           --------         --------        --------         --------         -------     -------
NET INVESTMENT INCOME (LOSS) ..........      (5,948)             425          (1,019)          (3,390)         10,059       8,505
                                           --------         --------        --------         --------         -------     -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions
      received ........................       4,686           25,262          29,175                0               0           0
    Realized gain (loss) on shares
      redeemed ........................      43,643           42,895          85,779           (1,985)          1,486        (655)
    Net change in unrealized gain
      (loss) on investments ...........     243,341           56,781         (47,732)          (5,219)            796       4,796
                                           --------         --------        --------         --------         -------     -------
NET GAIN (LOSS) ON INVESTMENTS ........     291,670          124,938          67,222           (7,204)          2,282       4,141
                                           --------         --------        --------         --------         -------     -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..........................    $285,722         $125,363        $ 66,203         $(10,594)        $12,341     $12,646
                                           ========         ========        ========         ========         =======     =======


                                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                             A7


                                             SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------

 ZERO COUPON BOND 2005 PORTFOLIO           PRUDENTIAL JENNISON PORTFOLIO        SMALL CAPITALIZATION STOCK PORTFOLIO
-----------------------------------    -----------------------------------    ---------------------------------------
   1999        1998         1997         1999         1998         1997         1999         1998         1997
--------     ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

$     0     $   5,630    $   4,811    $   3,375    $   1,670    $     849    $       0    $   2,789     $   2,627
-------     ---------    ---------    ---------    ---------    ---------    ---------    ---------     ---------



  1,934         1,336        1,078       23,633        9,532        4,880        5,353        6,141         5,002

   (285)         (231)        (287)           0            0            0            0            0             0
-------     ---------    ---------    ---------    ---------    ---------    ---------    ---------     ---------
  1,649         1,105          791       23,633        9,532        4,880        5,353        6,141         5,002
-------     ---------    ---------    ---------    ---------    ---------    ---------    ---------     ---------
 (1,649)        4,525        4,020      (20,258)      (7,862)      (4,031)      (5,353)      (3,352)       (2,375)
-------     ---------    ---------    ---------    ---------    ---------    ---------    ---------     ---------


      0           116        1,907      109,845       16,483       30,119        8,172       29,229        31,445

    100         6,039        1,286      129,709       15,972       15,281       (4,080)      11,182        41,012

 (6,456)          100          661      481,466      212,008       41,164       44,553      (30,068)       13,028
-------     ---------    ---------    ---------    ---------    ---------    ---------    ---------     ---------
 (6,356)        6,255        3,854      721,020      244,463       86,564       48,645       10,343        85,485
-------     ---------    ---------    ---------    ---------    ---------    ---------    ---------     ---------


$(8,005)    $  10,780    $   7,874    $ 700,762    $ 236,601    $  82,533    $  43,292    $   6,991     $  83,110
=======     =========    =========    =========    =========    =========    =========    =========     =========


                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                               A8


                                                               FINANCIAL STATEMENTS OF
                                             PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                    MONEY MARKET PORTFOLIO                          DIVERSIFIED BOND PORTFOLIO
                                            -----------------------------------------    ------------------------------------------
                                                1999        1998             1997           1999          1998             1997
                                            -----------  ------------    ------------    ----------    ------------    ------------
OPERATIONS
  Net investment income (loss) ..........   $    72,019        76,536     $    79,883       (32,947)   $    139,197    $    169,773
  Capital gains distributions received ..             0             0               0         7,513          10,286          32,613
  Realized gain (loss) on shares
    redeemed ............................             0             0               0         4,315           6,794          18,905
  Net change in unrealized gain (loss)
    on investments ......................             0             0               0       (32,905)          2,474         (25,257)
                                            -----------  ------------    ------------    ----------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................        72,019        76,536          79,883       (54,024)        158,751         196,034
                                            -----------  ------------    ------------    ----------    ------------    ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........       (14,902)         (373)            995       (45,142)            172           1,169
  Policy Loans ..........................       (34,652)     (123,141)        (18,827)      (32,451)        (54,587)        (47,894)
  Policy Loan Repayments and Interest ...        23,846       223,228          25,325        35,700          36,259          73,309
  Surrenders, Withdrawals and Death
    Benefits ............................      (383,371)     (173,939)       (216,097)      (20,695)        (47,734)       (409,153)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....       615,335       303,906          85,301      (162,021)         (4,825)        (27,321)
  Deferred Sales Charges ................       (13,618)      (13,719)        (13,768)      (19,059)        (19,991)        (19,588)
                                            -----------  ------------    ------------    ----------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................       192,638       215,962        (137,071)     (243,668)        (90,706)       (429,478)
                                            -----------  ------------    ------------    ----------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 7] ..............................             0       (15,201)        (62,160)            0          (1,221)         (3,183)
                                            -----------  ------------    ------------    ----------    ------------    ------------


TOTAL INCREASE (DECREASE) IN NET
  ASSETS ................................       264,657       277,297        (119,348)     (297,692)         66,824        (236,627)

NET ASSETS
  Beginning of year .....................     2,203,117     1,925,820       2,045,168     2,854,985       2,788,161       3,024,788
                                            -----------  ------------    ------------    ----------    ------------    ------------
  End of year ...........................   $ 2,467,774  $  2,203,117    $  1,925,820    $2,557,293    $  2,854,985    $  2,788,161
                                            ===========  ============    ============    ==========    ============    ============



                                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                   A9


                                                          SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------------------------------------------

               EQUITY PORTFOLIO                    FLEXIBLE MANAGED PORTFOLIO                  CONSERVATIVE BALANCED PORTFOLIO
 ---------------------------------------    ----------------------------------------    -------------------------------------------
      1999        1998          1997           1999          1998          1997            1999           1998             1997
------------  ------------  ------------    ------------  ------------  ------------    ------------   ------------    ------------
$     41,216  $     56,275  $     91,184    $   (109,154) $    249,007  $    225,549    $    447,494   $    493,311    $    571,823
     922,608       919,510       455,682         125,881     1,126,626     1,749,859          84,625        916,632       1,768,494

     476,646       374,119       279,137          68,774       184,629       268,843         124,783        252,036         392,816

    (585,082)     (689,234)      827,985         595,692      (586,039)     (469,700)        167,404        (78,407)       (849,547)
------------  ------------  ------------    ------------  ------------  ------------    ------------   ------------    ------------





     855,388       660,670     1,653,988         681,193       974,223     1,774,551         824,306      1,583,572       1,883,586
------------  ------------  ------------    ------------  ------------  ------------    ------------   ------------    ------------





      21,976           410         5,305         (57,912)        1,411        31,012        (101,906)        (4,775)         25,755
    (211,096)     (227,319)     (202,847)       (249,310)     (502,871)     (228,588)       (479,741)      (659,041)       (532,693)
     200,323       297,092       233,014         224,892       196,000       273,750         427,916        612,810         430,142

    (751,649)     (540,500)     (552,988)       (390,051)   (1,073,945)     (676,443)       (925,499)    (1,811,489)     (1,891,937)

    (756,710)     (185,356)      110,155        (575,424)     (143,900)     (389,999)        (68,453)      (607,265)       (161,017)
     (58,021)      (60,303)      (56,752)        (77,046)      (78,426)      (77,779)       (112,199)      (115,795)       (117,856)
------------  ------------  ------------    ------------  ------------  ------------    ------------   ------------    ------------






  (1,555,177)     (715,976)     (464,113)     (1,124,851)   (1,601,731)   (1,068,047)     (1,259,882)    (2,585,555)     (2,247,606)
------------  ------------  ------------    ------------  ------------  ------------    ------------   ------------    ------------





           0         2,783        12,326               0          (300)      (71,159)              0          2,706        (284,171)
------------  ------------  ------------    ------------  ------------  ------------    ------------   ------------    ------------




    (699,789)      (52,523)    1,202,201        (443,658)     (627,808)      635,345        (435,576)      (999,277)       (648,191)




   8,386,545     8,439,068     7,236,867      11,051,392    11,679,200    11,043,855      15,394,297     16,393,574      17,041,765
------------  ------------  ------------    ------------  ------------  ------------    ------------   ------------    ------------
$  7,686,756  $  8,386,545  $  8,439,068    $ 10,607,734  $ 11,051,392  $ 11,679,200    $ 14,958,721   $ 15,394,297    $ 16,393,574
============  ============  ============    ============  ============  ============    ============   ============    ============



                                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                     A10





                                               FINANCIAL STATEMENTS OF
                             PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                         SUBACCOUNTS
                                            -------------------------------------------------------------------------

                                              ZERO COUPON BOND 2000 PORTFOLIO         HIGH YIELD BOND PORTFOLIO
                                            ----------------------------------  -------------------------------------
                                               1999        1998         1997       1999          1998         1997
                                            --------    ---------    ---------  ----------    ----------   ----------
OPERATIONS
  Net investment income (loss) ..........   $ (2,697)   $   9,778    $  12,145  $  (12,924)   $  129,620   $  135,204
  Capital gains distributions received ..        478        3,419       11,873           0             0            0
  Realized gain (loss) on shares
    redeemed ............................        279        1,760        1,044     (73,373)       (2,116)      (3,832)
  Net change in unrealized gain (loss)
    on investments ......................      4,747        1,448       (7,788)    125,684      (179,573)      58,986
                                            --------    ---------    ---------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................      2,807       16,405       17,274      39,387       (52,069)     190,358
                                            --------    ---------    ---------  ----------    ----------   ----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........          0           14            0     (14,481)          (30)      15,835
  Policy Loans ..........................     (5,518)     (42,376)      (2,489)    (38,993)      (50,514)     (55,694)
  Policy Loan Repayments and Interest ...     14,482        6,096        2,826      25,772        37,163       22,039
  Surrenders, Withdrawals and Death
    Benefits ............................    (11,252)          11      (23,967)     (7,076)     (155,708)    (145,247)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....          0      (10,788)          67    (463,543)        6,557       63,760
  Deferred Sales Charges ................     (2,033)      (2,098)      (2,062)     (9,621)      (12,130)     (12,315)
                                            --------    ---------    ---------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................     (4,321)     (49,141)     (25,625)   (507,942)     (174,662)    (111,622)
                                            --------    ---------    ---------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ......................          0       (2,242)         454           0        (2,768)         169
                                            --------    ---------    ---------  ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................     (1,514)     (34,978)      (7,897)   (468,555)     (229,499)      78,905

NET ASSETS
  Beginning of year .....................    257,051      292,029      299,926   1,501,948     1,731,447    1,652,542
                                            --------    ---------    ---------  ----------    ----------   ----------
  End of year ...........................   $255,537    $ 257,051    $ 292,029  $1,033,393    $1,501,948   $1,731,447
                                            ========    =========    =========  ==========    ==========   ==========


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                  A11


                                                             SUBACCOUNTS (CONTINUED)
----------------------------------------    --------------------------------------------------------------------------------------

          STOCK INDEX PORTFOLIO                      EQUITY INCOME PORTFOLIO                    NATURAL RESOURCES PORTFOLIO
----------------------------------------    -----------------------------------------    -----------------------------------------
   1999          1998             1997           1999          1998           1997          1999            1998            1997
----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

$   (2,362)   $    (1,715)   $     4,004    $    17,582    $    25,058    $    19,529    $    (1,422)   $    (1,270)   $    (3,682)
    28,562         24,345         44,424        187,634        105,282        152,241              0         15,649         47,548

   115,978        207,426        106,189         48,028         29,851         39,726        (16,486)       (21,360)        21,682

   212,498         62,489        194,261        (78,782)      (251,690)       206,374        106,702        (44,360)      (130,229)
----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



   354,676        292,545        348,878        174,462        (91,499)       417,870         88,794        (51,341)       (64,681)
----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



   (24,188)        21,155         62,355        (18,226)        (2,822)           119        (45,139)       (18,020)           111
  (107,547)       (52,324)       (24,090)       (64,882)      (101,914)       (35,247)        (2,888)       (18,301)        (6,301)
   134,292         57,906         11,027         45,355         16,558         17,209         23,771          3,587         12,054

  (183,519)      (584,056)      (141,482)       (21,574)        (8,731)       (31,496)        (5,765)       (40,161)       (99,530)

   758,108        222,308        248,431       (158,301)       265,351        131,368         40,186         (3,170)       (72,752)
   (14,585)       (11,350)        (8,902)       (12,321)       (12,723)        (9,565)        (2,579)        (2,057)        (3,337)
----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------





   562,561       (346,361)       147,339       (229,949)       155,719         72,388          7,586        (78,122)      (169,755)
----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




         0          7,664         24,629              0          1,750         12,335              0         (3,450)         2,927
----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


   917,237        (46,152)       520,846        (55,487)        65,970        502,593         96,380       (132,913)      (231,509)




 1,529,564      1,575,716      1,054,870      1,749,736      1,683,766      1,181,173        224,740        357,653        589,162
----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$2,446,801    $ 1,529,564    $ 1,575,716    $ 1,694,249    $ 1,749,736    $ 1,683,766    $   321,120    $   224,740    $   357,653
==========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19

                                                                  A12


                                                               FINANCIAL STATEMENTS OF
                                             PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                            SUBACCOUNTS
                                            -----------------------------------------------------------------------------

                                                    GLOBAL PORTFOLIO                    GOVERNMENT INCOME PORTFOLIO
                                            ----------------------------------    ---------------------------------------
                                               1999        1998         1997          1999          1998          1997
                                            --------    ---------    ---------    ---------    -----------    -----------
OPERATIONS
  Net investment income (loss) ..........   $ (5,948)   $     425    $  (1,019)   $  (3,390)   $    10,059    $     8,505
  Capital gains distributions received ..      4,686       25,262       29,175            0              0              0
  Realized gain (loss) on shares
    redeemed ............................     43,643       42,895       85,779       (1,985)         1,486           (655)
  Net change in unrealized gain (loss)
    on investments ......................    243,341       56,781      (47,732)      (5,219)           796          4,796
                                            --------    ---------    ---------    ---------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .............    285,722      125,363       66,203      (10,594)        12,341         12,646
                                            --------    ---------    ---------    ---------    -----------    -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........     37,778       (6,226)       7,919           (2)           206              0
  Policy Loans ..........................    (20,327)     (64,791)      (9,778)        (584)          (602)          (585)
  Policy Loan Repayments and Interest ...     10,238       71,568        7,391          563            565            570
  Surrenders, Withdrawals and Death
    Benefits ............................    (17,335)    (100,413)         (24)           0             38            (13)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....     53,193      (20,157)    (292,955)    (123,493)        92,001         21,766
  Deferred Sales Charges ................     (5,112)      (4,673)      (5,629)      (1,712)        (1,248)        (1,018)
                                            --------    ---------    ---------    ---------    -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................     58,435     (124,692)    (293,076)    (125,228)        90,960         20,720
                                            --------    ---------    ---------    ---------    -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ......................          0          883      (13,963)           0         (1,854)        (3,748)
                                            --------    ---------    ---------    ---------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ................................    344,157        1,554     (240,836)    (135,822)       101,447         29,618

NET ASSETS
  Beginning of year .....................    606,421      604,867      845,703      301,270        199,823        170,205
                                            --------    ---------    ---------    ---------    -----------    -----------
  End of year ...........................   $950,578    $ 606,421    $ 604,867    $ 165,448    $   301,270    $   199,823
                                            ========    =========    =========    =========    ===========    ===========


                                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                     A13


                                                SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

     ZERO COUPON BOND 2005 PORTFOLIO               PRUDENTIAL JENNISON PORTFOLIO              SMALL CAPITALIZATION STOCK PORTFOLIO
------------------------------------------   -----------------------------------------    ------------------------------------------
    1999           1998           1997           1999            1998          1997           1999           1998           1997
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$    (1,649)   $     4,525    $     4,020    $   (20,258)   $    (7,862)   $    (4,031)   $    (5,353)   $    (3,352)   $    (2,375)
          0            116          1,907        109,845         16,483         30,119          8,172         29,229         31,445

        100          6,039          1,286        129,709         15,972         15,281         (4,080)        11,182         41,012

     (6,456)           100            661        481,466        212,008         41,164         44,553        (30,068)        13,028
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



     (8,005)        10,780          7,874        700,762        236,601         82,533         43,292          6,991         83,110
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




          3         18,792           --          104,197         29,453          3,729        (10,689)         8,504          3,727
     (5,832)          --             --          (67,604)       (17,836)        (2,193)       (19,515)       (20,258)        (7,801)
     11,123          5,431          5,102         83,647          2,531          3,690          9,042          3,125         11,951

          0           --          (12,957)       (75,249)            (9)       (32,958)       (10,503)        (5,357)      (152,820)

     77,940        (10,062)        (2,024)       977,081        358,643        238,344        (12,589)       (17,590)       336,751
     (1,512)        (1,377)        (1,077)       (11,416)        (5,097)        (2,488)        (2,917)        (3,325)        (2,495)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------





     81,722         12,784        (10,956)     1,010,656        367,685        208,124        (47,171)       (34,901)       189,313
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




          0           (114)       (20,950)             0          6,868        (15,249)             0          8,443          6,997
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



     73,717         23,450        (24,032)     1,711,418        611,154        275,408         (3,879)       (19,467)       279,420


    114,954         91,504        115,536      1,144,097        532,943        257,535        449,416        468,883        189,463
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   188,671    $   114,954    $    91,504    $ 2,855,515    $ 1,144,097    $   532,943    $   445,537    $   449,416    $   468,883
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                A14

                        NOTES TO FINANCIAL STATEMENTS OF
          PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                                DECEMBER 31, 1999

NOTE 1:   GENERAL

          Pruco Life of New Jersey Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from sales of the Pruco Life of New Jersey Discovery Life Plus product are invested in the Account as directed by the contract owners.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received --Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Receivable from (Payable to) Pruco Life Insurance Company of New Jersey--At times, Pruco Life of New Jersey may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statement of Net Assets as either a receivable from or payable to Pruco Life of New Jersey. The receivable and or payable does not have an effect on the Contract owner's account or the related unit value.


                                       A15

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:

                                                                                 PORTFOLIOS
                                           ----------------------------------------------------------------------------------------

                                             MONEY           DIVERSIFIED                            FLEXIBLE           CONSERVATIVE
                                             MARKET             BOND              EQUITY             MANAGED             BALANCED
                                           -----------       -----------        -----------        -----------        ------------
          Number of shares (rounded):          243,976           233,550            265,984            601,803            973,864
          Net asset value per share:       $     10.00       $     10.95        $     28.90        $     17.64        $     15.36
          Cost:                            $ 2,439,764       $ 2,519,974        $ 6,454,027        $ 9,669,406        $13,818,754



                                                                         PORTFOLIOS (CONTINUED)
                                           ----------------------------------------------------------------------------------------
                                              ZERO
                                             COUPON          HIGH YIELD           STOCK             EQUITY               NATURAL
                                            BOND 2000           BOND              INDEX             INCOME              RESOURCES
                                           -----------       -----------        -----------        -----------        ------------
          Number of shares (rounded):           19,673           137,419             55,156             86,789             18,476
          Net asset value per share:        $    12.99       $      7.52        $     44.45        $     19.52         $    17.38
          Cost:                             $  244,834       $ 1,095,709        $ 1,709,532        $ 1,646,756         $  323,262



                                                                         PORTFOLIOS (CONTINUED)
                                           ----------------------------------------------------------------------------------------
                                                                                  ZERO                                 SMALL
                                                             GOVERNMENT          COUPON           PRUDENTIAL       CAPITALIZATION
                                             GLOBAL            INCOME           BOND 2005          JENNISON            STOCK
                                           -----------       -----------        -----------        -----------     ----------------
          Number of shares (rounded):           31,013            14,328             14,879             88,410             27,733
          Net asset value per share:        $    30.98        $    11.55         $    12.68        $     32.39         $    16.25
          Cost:                             $  612,330        $  169,001         $  188,694        $ 2,114,300         $  410,136


NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:


                                                                               SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                               MONEY           DIVERSIFIED                           FLEXIBLE        CONSERVATIVE
                                              MARKET              BOND             EQUITY             MANAGED          BALANCED
                                             PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                           -----------       -----------        -----------        -----------        ------------
              Contract Owner Units
                Outstanding (rounded):         1,313,002         1,010,524          1,237,986          2,558,016          4,334,165
              Unit Value                    $    1.87949       $   2.53066        $   6.20908       $    4.14686       $    3.45135
                                            ------------       -----------        -----------       ------------       ------------
              TOTAL CONTRACT OWNER EQUITY   $  2,467,774       $ 2,557,293        $ 7,686,756       $ 10,607,734       $ 14,958,721
                                            ============       ===========        ===========       ============       ============


                                                                            SUBACCOUNTS (CONTINUED)
                                           ----------------------------------------------------------------------------------------
                                                ZERO
                                               COUPON          HIGH YIELD            STOCK             EQUITY             NATURAL
                                              BOND 2000           BOND               INDEX             INCOME            RESOURCES
                                              PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           -----------       -----------        -----------        -----------        ------------
              Contract Owner Units
                Outstanding (rounded):            88,143           452,012            426,894            388,515            110,210
              Unit Value                     $   2.89913       $   2.28621        $   5.73164        $   4.36083         $  2.91371
                                             -----------       -----------        -----------        -----------         ----------
              TOTAL CONTRACT OWNER EQUITY    $   255,537       $ 1,033,393        $ 2,446,801        $ 1,694,249         $  321,120
                                             ===========       ===========        ===========        ===========         ==========


                                                                            SUBACCOUNTS (CONTINUED)
                                           ----------------------------------------------------------------------------------------
                                                                                     ZERO                                 SMALL
                                                               GOVERNMENT           COUPON          PRUDENTIAL       CAPITALIZATION
                                              GLOBAL             INCOME            BOND 2005         JENNISON             STOCK
                                             PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
                                           -----------        -----------        -----------        -----------      --------------
              Contract Owner Units
                Outstanding (rounded):         380,906            85,334             81,176            818,492            234,869
              Unit Value                    $  2.49557        $  1.93883         $  2.32423        $   3.48875         $  1.89696
                                            ----------        ----------         ----------        -----------         ----------
              TOTAL CONTRACT OWNER EQUITY   $  950,578        $  165,448         $  188,671        $ 2,855,515         $  445,537
                                            ==========        ==========         ==========        ===========         ==========

                                                                     A16

NOTE 5:  CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey.

          B.   Administration Charges

               The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of contract owners held in each subaccount. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

          C.   Expense Reimbursement

               The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, and Zero Coupon Bond 2000 Portfolios of the Series Fund. In addition, the Account is reimbursed by Pruco Life of New Jersey on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio.

          D.   Deferred Sales Charges

               Subsequent to a contract owner redemption, a deferred sales charge is imposed upon surrender of certain variable life insurance contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the sixth year of the contract. No sales charge will be imposed on death benefits.


NOTE 6:   TAXES

          Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account. Effective October 13, 1998 Pruco Life of New Jersey no longer maintains a position in the account. Previously, Pruco Life of New Jersey maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                      A17

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999, 1998 and 1997 were as follows:


                                                                       SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                            MONEY MARKET PORTFOLIO                         DIVERSIFIED BOND PORTFOLIO
                                   ------------------------------------------      -------------------------------------------------
                                     1999           1998               1997           1999              1998               1997
                                   ---------     ----------        ----------      ----------         ---------         ------------
          Contract Owner
             Contributions:         960,822        981,797            924,445             0             44,078            37,991

          Contract Owner
            Redemptions:           (863,534)      (863,669)        (1,004,731)      (95,811)           (80,896)         (222,446)



                                                                      SUBACCOUNTS (CONTINUED)
                                   -------------------------------------------------------------------------------------------------
                                                 EQUITY PORTFOLIO                             FLEXIBLE MANAGED PORTFOLIO
                                   ------------------------------------------      -------------------------------------------------
                                     1999           1998              1997            1999              1998               1997
                                   ---------     ----------        ----------      ----------         ---------         ------------
          Contract Owner
             Contributions:          97,623         104,232            121,424       52,876            148,881           143,246

          Contract Owner
            Redemptions:           (361,437)       (235,745)          (215,745)    (338,262)          (584,099)         (464,817)



                                                                      SUBACCOUNTS (CONTINUED)
                                   -------------------------------------------------------------------------------------------------
                                          CONSERVATIVE BALANCED PORTFOLIO                   ZERO COUPON BOND 2000 PORTFOLIO
                                   ------------------------------------------      -------------------------------------------------
                                     1999          1998               1997           1999              1998               1997
                                   ---------     ----------        ----------      ----------         ---------         ------------
          Contract Owner
            Contributions:          186,285        249,847            204,624         5,054              2,174             1,120

          Contract Owner
            Redemptions:           (561,166)    (1,083,702)        (1,017,306)       (6,560)           (20,257)          (11,054)


                                                                      SUBACCOUNTS (CONTINUED)
                                   -------------------------------------------------------------------------------------------------
                                             HIGH YIELD BOND PORTFOLIO                         STOCK INDEX PORTFOLIO
                                   ------------------------------------------      -------------------------------------------------
                                     1999           1998               1997           1999              1998               1997
                                   ---------     ----------        ----------      ----------         ---------         ------------
          Contract Owner
            Contributions:          142,762          79,042             51,563       203,902            119,428           159,486

          Contract Owner
            Redemptions:           (369,471)       (153,795)          (106,259)      (94,738)          (216,834)         (116,894)



                                                                      SUBACCOUNTS (CONTINUED)
                                   -------------------------------------------------------------------------------------------------
                                              EQUITY INCOME PORTFOLIO                               NATURAL RESOURCES PORTFOLIO
                                   ------------------------------------------      -------------------------------------------------
                                     1999          1998               1997           1999              1998               1997
                                   ---------     ----------        ----------      ----------         ---------         ------------
          Contract Owner
            Contributions:           49,919         84,855             85,762        25,859              5,480            63,146

          Contract Owner
            Redemptions:           (107,317)       (52,628)           (67,566)      (26,871)           (38,814)         (127,876)



                                                                      SUBACCOUNTS (CONTINUED)
                                   -------------------------------------------------------------------------------------------------
                                                 GLOBAL PORTFOLIO                                   GOVERNMENT INCOME PORTFOLIO
                                   ------------------------------------------      -------------------------------------------------
                                     1999           1998               1997           1999              1998               1997
                                   ---------     ----------        ----------      ----------         ---------         ------------
          Contract Owner
            Contributions:          195,400         144,103            161,641        29,271            127,332            24,482

          Contract Owner
            Redemptions:           (170,350)       (224,970)          (358,283)      (93,251)           (83,748)          (14,055)


                                      A18


                                                                      SUBACCOUNTS (CONTINUED)
                                     -----------------------------------------------------------------------------------------------
                                          ZERO COUPON BOND 2005 PORTFOLIO                    PRUDENTIAL JENNISON PORTFOLIO
                                     -----------------------------------------     -------------------------------------------------
                                      1999           1998             1997             1999             1998                 1997
                                     ---------    ----------        ----------     -----------       ----------          -----------
          Contract Owner
            Contributions:           41,617          40,169           2,518           613,133          291,195             229,343

          Contract Owner
            Redemptions:             (6,610)        (34,868)         (8,108)         (255,289)        (121,877)           (109,539)



                                              SUBACCOUNTS (CONTINUED)
                                   ---------------------------------------------

                                       SMALL CAPITALIZATION STOCK PORTFOLIO
                                   ---------------------------------------------
                                     1999            1998              1997
                                   ---------       ---------        ------------
          Contract Owner
            Contributions:          171,468          258,613          395,533

          Contract Owner
            Redemptions:           (200,277)        (264,541)        (266,381)

NOTE 9:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1999 were as follows:


                                                                     PORTFOLIOS
                               -----------------------------------------------------------------------------------------

                                   MONEY           DIVERSIFIED                           FLEXIBLE        CONSERVATIVE
                                  MARKET              BOND             EQUITY             MANAGED          BALANCED
                               -------------     --------------    --------------    ---------------    ----------------
          Purchases ........   $ 1,611,843         $    6,187      $     418,075      $     253,246      $     305,881
          Sales ............   $(1,471,124)        $ (282,725)     $  (2,068,523)     $  (1,479,663)     $  (1,725,054)




                                                               PORTFOLIOS (CONTINUED)
                               -----------------------------------------------------------------------------------------
                                ZERO COUPON
                                   BOND            HIGH YIELD           STOCK             EQUITY            NATURAL
                                   2000               BOND              INDEX             INCOME           RESOURCES
                               -------------     --------------    --------------    ---------------    ----------------
          Purchases ........   $  2,561           $  332,761         $  942,260         $  206,368        $    56,511
          Sales ............   $ (9,568)          $ (857,088)        $ (400,188)        $ (457,399)       $   (52,247)



                                                               PORTFOLIOS (CONTINUED)
                               -----------------------------------------------------------------------------------------
                                                                     ZERO COUPON                             SMALL
                                                   GOVERNMENT           BOND            PRUDENTIAL      CAPITALIZATION
                                  GLOBAL             INCOME             2005             JENNISON            STOCK
                               -------------     --------------    --------------    ---------------    ----------------
          Purchases ........    $  310,063        $   57,810        $  95,755         $ 1,599,051        $   285,112
          Sales ............    $ (250,035)       $ (186,390)       $ (15,701)        $  (603,942)       $  (332,517)


                                      A19

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life of New Jersey Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life of New Jersey Single Premium Variable Life Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.






PricewaterhouseCoopers LLP
New York, New York
March 17, 2000


                                      A20

   Pruco Life Insurance Company of New Jersey

   Statements of Financial Position
   December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999              1998
                                                                            -----------------  ---------------

   ASSETS
   Fixed maturities
      Available for sale, at fair value (amortized cost, 1999: $604,223; and     $ 585,271        $ 622,990
      1998: $617,758)
      Held to maturity, at amortized cost (fair value, 1999: $6,938)                 7,470                -
   Policy loans                                                                    143,815          139,443
   Short-term investments                                                           27,473           53,761
   Other long-term investments                                                       2,520            2,421
                                                                            -----------------  ---------------
           Total investments                                                       766,549          818,615
   Cash                                                                                117               45
   Deferred policy acquisition costs                                               129,184          113,923
   Accrued investment income                                                        12,492           12,209
   Receivables from affiliate                                                       16,231                -
   Other assets                                                                        474           15,379
   Separate Account assets                                                       1,827,484        1,450,986
                                                                            -----------------  ---------------
   TOTAL ASSETS                                                                 $2,752,531       $2,411,157
                                                                            =================  ===============

   LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities
   Policyholders' account balances                                               $ 414,917        $ 414,546
   Future policy benefits and other policyholder liabilities                       105,861           89,832
   Cash collateral for loaned securities                                            17,900           34,424
   Securities sold under agreements to repurchase                                        -           27,210
   Income taxes payable                                                             27,829           25,325
   Payables to affiliate                                                                 -            3,492
   Other liabilities                                                                 7,571           19,489
   Separate Account liabilities                                                  1,827,484        1,450,986
                                                                            -----------------  ---------------
   Total liabilities                                                             2,401,562        2,065,304
                                                                            -----------------  ---------------
   Contingencies - (See Footnote 11)
   Stockholder's Equity
   Common stock, $5 par value;
         400,000 shares, authorized;
         issued and outstanding at
         December 31, 1999 and 1998                                                  2,000            2,000
   Paid-in-capital                                                                 125,000          125,000
   Retained earnings                                                               230,057          217,260
   Accumulated other comprehensive (loss) income                                   (6,088)            1,593
                                                                            -----------------  ---------------
   Total stockholder's equity                                                      350,969          345,853
                                                                            -----------------  ---------------
   TOTAL LIABILITIES AND
       STOCKHOLDER'S EQUITY                                                     $2,752,531       $2,411,157
                                                                            =================  ===============




                        See Notes to Financial Statements


                                      B1

   Pruco Life Insurance Company of New Jersey

   Statements of Operations and Comprehensive Income
   Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                  1999             1998              1997
                                                           ---------------- ----------------- ----------------
      REVENUES

      Premiums                                                   $ 6,742          $  7,282         $  6,832
      Policy charges and fee income                               52,714            53,152           56,687
      Net investment income                                       47,600            47,032           46,324
      Realized investment (losses) gains, net                    (5,013)             8,446            1,707
      Asset management fees                                        7,407             5,641            5,287
      Other income                                                   386               114                -
                                                           ---------------- ----------------- ----------------

      Total revenues                                             109,836           121,667          116,837
                                                           ---------------- ----------------- ----------------

      BENEFITS AND EXPENSES

      Policyholders' benefits                                     26,237            30,679           39,727
      Interest credited to policyholders' account                 18,846            19,038           19,372
      balances
      General, administrative and other expenses                  45,065            22,557           27,541
                                                           ---------------- ----------------- ----------------

      Total benefits and expenses                                 90,148            72,274           86,640
                                                           ---------------- ----------------- ----------------

      Income from operations before income taxes                  19,688            49,393           30,197
                                                           ---------------- ----------------- ----------------

      Income tax provision                                         6,891            17,570           10,974
                                                           ---------------- ----------------- ----------------

      NET INCOME                                                $ 12,797          $ 31,823         $ 19,223
                                                           ================ ================= ================

      Net unrealized investment (losses) gains on
      securities, net of reclassification adjustment and
      taxes                                                       (7,681)           (1,363)             924

                                                           ---------------- ----------------- ----------------

      TOTAL COMPREHENSIVE INCOME                                $  5,116          $ 30,460         $ 20,147
                                                           ================ ================= ================



                        See Notes to Financial Statements


                                      B2

   Pruco Life Insurance Company of New Jersey

   Statements of Changes in Stockholder's Equity
   Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                                Accumulated
                                                                                   other          Total
                                      Common      Paid - in -      Retained    comprehensive  stockholder's
                                       stock        capital        earnings    income (loss)      equity
                                   ------------   -----------      ---------   -------------  ---------------
   Balance, January 1, 1997          $   2,000      $ 125,000      $ 166,214      $   2,032      $ 295,246

      Net income                             -              -         19,223              -         19,223
      Change in net unrealized
      investment (losses) gains,
      net of reclassification
      and taxes adjustment                   -              -              -            924            924

                                     ---------      ---------      ---------      ---------      ---------
   Balance, December 31, 1997            2,000        125,000        185,437          2,956        315,393

      Net income                             -              -         31,823              -         31,823
      Change in net unrealized
      investment (losses) gains,
      net of reclassification
      and taxes                              -              -              -        (1,363)        (1,363)

                                     ---------      ---------      ---------      ---------      ---------
   Balance, December 31, 1998            2,000        125,000        217,260         1,593         345,853



      Net income                             -              -         12,797              -         12,797
      Change in net unrealized
      investment (losses) gains,
      net of reclassification
      and taxes                              -              -              -        (7,681)        (7,681)

                                     ---------      ---------      ---------      ---------      ---------
   Balance, December 31, 1999         $  2,000      $ 125,000      $ 230,057     $  (6,088)      $ 350,969
                                     =========      =========      =========      =========      =========




                        See Notes to Financial Statements


                                      B3

   Pruco Life Insurance Company of New Jersey

   Statements of Cash Flows
   Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1999           1998           1997
                                                               --------------------------------------------
   CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                  $    12,797    $    31,823    $    19,223
   Adjustments to reconcile net income to net cash (used in)
   provided by
      operating activities:
      Policy charges and fee income                                (11,399)        (5,180)        (7,841)
      Interest credited to policyholders' account balances          18,846         19,038         19,372
      Realized investment losses (gains), net                        5,013         (8,446)        (1,707)
      Amortization and other non-cash items                         18,092          2,497           (342)
      Change in:
        Future policy benefits and other policyholders'             16,029          5,304          8,277
        liabilities
        Accrued investment income                                     (283)         1,866         (1,167)
        Policy loans                                                (4,372)       (12,137)       (13,388)
        Payable to affiliates                                      (19,723)          (815)        (1,752)
        Deferred policy acquisition costs                          (15,261)       (12,298)         5,340
        Income taxes payable                                         2,504         (9,826)         9,006
        Other, net                                                   2,987         (8,954)         2,812
                                                               -----------    -----------    -----------
Cash Flows From Operating Activities                                25,230          2,872         37,833
                                                               -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                         702,380      1,001,096        645,355
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                        (695,198)    (1,029,988)      (679,709)
        Held to maturity                                            (7,470)          --             --
   Other long term investments, net                                     99           (854)         1,629
   Cash collateral for loaned securities, net                      (16,524)           761         33,663
   Securities sold under agreements to repurchase, net             (27,210)        27,210           --
   Short term investments, net                                      26,296         (1,297)       (35,461)
                                                               -----------    -----------    -----------
Cash Flows Used in Investing Activities                            (17,627)        (3,072)       (34,523)
                                                               -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                     256,842        298,391        134,020
      Withdrawals                                                 (264,373)      (298,149)      (141,255)
                                                               -----------    -----------    -----------
Cash Flows (Used in) From Financing Activities                      (7,531)           242         (7,235)
                                                               -----------    -----------    -----------
Net increase (decrease) in Cash                                         72             42         (3,925)
Cash, beginning of year                                                 45              3          3,928
                                                               -----------    -----------    -----------
CASH,  END OF PERIOD                                           $       117    $        45    $         3
                                                               ===========    ===========    ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $       480    $    27,083    $     1,896
                                                               ===========    ===========    ===========



                        See Notes to Financial Statements



                                      B4

   Notes to Financial Statements

--------------------------------------------------------------------------------

   1.  BUSINESS

   Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

   The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan review and approval by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan. Prudential's decision whether to demutualize is not expected to have a material effect on the Company's operations.

   The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual annuities.

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation
   The financial statements include the accounts of the Company, a stock life insurance company. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of those transactions are not the same as those that would result from transactions among wholly unrelated parties.

   Use of Estimates
   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments
   Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale" including the effect on DAC and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

   Policy loans are carried at unpaid principal balances.

   Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

   Realized investment gains (losses), net, are computed using the specific identification method. Costs of fixed maturities are adjusted for impairments considered to be other than temporary.

   Cash
   Cash includes cash on hand, amounts due from banks, and money market instruments.


                                      B5

   Notes to Financial Statements

--------------------------------------------------------------------------------

   2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Deferred Policy Acquisition Costs
   The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

   Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

   Securities loaned
   Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities sold under agreements to repurchase
   Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Separate Account Assets and Liabilities
   Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."




                                      B6

   Notes to Financial Statements

--------------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

   Insurance Revenue and Expense Recognition
   Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience. Amounts received as payment for interest sensitive life, investment contracts and variable annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

   Asset Management Fees
   The Company receives asset management fee income from Separate Account policyholder account balances invested in the Prudential Series Fund ("PSF").

   Derivative Financial Instruments
   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company are futures and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

   To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

   When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Statements of Cash Flows.

   Income Taxes
   The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.




                                      B7

   Notes to Financial Statements

--------------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

   Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

   In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

   Reclassifications
   Certain amounts in the prior years have been reclassified to conform to current year presentation.



                                      B8

   Notes to Financial Statements

--------------------------------------------------------------------------------

   3.  INVESTMENTS

   Fixed Maturities
   The following tables provide additional information relating to fixed maturities as of December 31:

                                                                             1999
                                            --------------------------------------------------------------
                                                                Gross          Gross         Estimated
                                              Amortized      Unrealized      Unrealized         Fair
                                                 Cost           Gains          Losses          Value
                                            ---------------------------------------------- ---------------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                 $  9,489         $     -        $    63        $  9,426


      Foreign government bonds                     5,000               -             68           4,932

      Corporate Securities                       588,695             681         19,499         569,877

      Mortgage-backed securities                   1,039               -              3           1,036
                                               ---------         -------       --------       ---------

      Total fixed maturities available for     $ 604,223         $   681       $ 19,633       $ 585,271
      sale

      Fixed Maturities held to maturity
       Corporate Securities                    $   7,470         $     -      $     531       $   6,938
                                               ---------         -------       --------       ---------

      Total fixed maturities held to            $  7,470         $     -        $   532        $  6,938
      maturity
                                               =========        ========       ========       =========



                                                                             1998
                                            --------------------------------------------------------------
                                                                 Gross          Gross         Estimated
                                               Amortized      Unrealized      Unrealized         Fair
                                                  Cost           Gains          Losses          Value
                                            ---------------------------------------------- ---------------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                 $ 51,663         $   260        $   318        $ 51,605


      Foreign government bonds                    34,744             887            236          35,395

      Corporate securities                       529,844           7,273          2,633         534,484

      Mortgage-backed securities                   1,507               -              1           1,506
                                               ---------         -------       --------       ---------
      Total fixed maturities available for
      sale                                     $ 617,758        $  8,420       $  3,188       $ 622,990
                                               =========        ========       ========       =========





                                      B9

   Notes to Financial Statements

--------------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999, are shown below:


                                            Available for Sale                       Held to Maturity
                                    ------------------------------------  ---------------------------------------
                                       Amortized       Estimated Fair         Amortized         Estimated Fair
                                          Cost              Value                Cost                Value
                                    ------------------------------------  -------------------  ------------------
                                              (In Thousands)                          (In Thousands)

   Due in one year or less               $   78,150        $    76,922            $      -            $      -

   Due after one year through five          187,710            183,686                   -                   -
   years

   Due after five years through ten         268,224            257,241               7,470               6,938
   years

   Due after ten years                       70,139             67,422                   -                   -
                                         ----------        -----------           ---------          ----------
   Total                                 $  604,223        $   585,271           $   7,470          $    6,938
                                         ==========        ===========           =========          ==========



   Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

   Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $698.8 million, $990.7 million, and $635.4 million, respectively. Gross gains of $3.5 million, $8.8 million, and $2.9 million, and gross losses of $8.0 million, $1.8 million, and $1.2 million were realized on those sales during 1999, 1998, and 1997, respectively. Proceeds from maturities of fixed maturities available for sale during 1999, 1998, and 1997 were $3.6 million, $10.4 million, and $10.0 million, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

   Special Deposits
   Fixed maturities of $.5 million at both December 31, 1999 and 1998 respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                      1999               1998               1997
                                                   ----------         ----------           -----------
                                                                    (In Thousands)
      Fixed maturities - AFS & HTM                   $  39,538         $   39,478          $   37,563
      Policy loans                                       7,641              7,350               6,596
      Short-term investments                             2,516              3,502               3,023
      Other                                                 60              (842)                 333
                                                     ---------         ---------           ----------
      Gross investment income                           49,755             49,488              47,515
      Less investment expenses                         (2,155)            (2,456)             (1,191)
                                                     ---------         ---------           ----------
      Net investment income                          $  47,600         $   47,032          $   46,324
                                                     =========         ==========          ==========

   Realized investment gains (losses), net, including charges for other than temporary reductions in value, for the years ended December 31, were as follows:
                                                      1999               1998               1997
                                               ------------------ ------------------ -------------------
                                                                    (In Thousands)

      Realized investment gains                    $    6,436           $   17,957          $   2,898
      Realized investment losses                      (11,449)              (9,511)            (1,191)
                                                   ----------           ----------          ---------
      Realized investment (losses) gains, net      $   (5,013)          $    8,446          $   1,707
                                                   ==========           ==========          =========




                                      B10

   Notes to Financial Statements

--------------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   Net Unrealized Investment Gains

   Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include adjustments to avoid including in "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                          Accumulated
                                                                                                             other
                                                                                                         comprehensive
                                                                                                         income (loss)
                                                                Deferred                    Deferred     related to net
                                                Unrealized       policy    Policyholders'  income tax      unrealized
                                              gains (losses)  acquisition     Account      (liability)     investment
                                              on investments     costs        Balances       benefit     gains (losses)
                                             ----------------------------------------------------------------------------

  Balance, December 31, 1996                      $   4,170    $ (1,209)           $330     $ (1,259)         $  2,032
     Net investment gains on investments
     arising during the period                        4,788                                   (1,676)            3,112

     Reclassification adjustment for
     (losses) included in net income                (1,706)                                       597          (1,109)

     Impact of net unrealized investment
     (losses) on deferred policy
     acquisition costs                                            (2,170)                         759          (1,411)

     Impact of net unrealized investment
     gains on policyholders' account
     balances                                                                       519         (187)              332
                                                  ---------    --------       ---------     ---------        --------

  Balance, December 31, 1997                      $   7,252    $ (3,379)          $ 849     $ (1,766)         $  2,956
     Net investment gains on investments
     arising during the period                        4,966                                   (1,662)            3,304

     Reclassification adjustment for
     (losses) included in net income                (6,985)                                     2,338          (4,647)

     Impact of net unrealized investment
     (losses) on deferred policy
     acquisition costs                                             (166)                           58            (108)

     Impact of net unrealized investment
     gains on policyholders' account
     balances                                                                       138          (50)               88
                                                  ---------    --------       ---------     ---------        --------

  Balance, December 31, 1998                      $   5,233     $(3,545)          $ 987     $ (1,082)         $  1,593
     Net investment (losses) on investments
     arising during the period                     (28,794)                                    10,366         (18,428)

     Reclassification adjustment for gains
     included in net income                           4,610                                   (1,660)            2,950

     Impact of net unrealized investment
     gains on deferred policy acquisition
     costs                                                        14,681                      (5,285)            9,396

     Impact of net unrealized investment
     (losses) on policyholders' account
     balances                                                                   (2,499)           900          (1,599)
                                                  ---------    --------       ---------     ---------        --------

  Balance, December 31, 1999                     $ (18,951)     $ 11,136      $ (1,512)       $ 3,239        $ (6,088)
                                                  =========    =========      =========     =========        ========



                                      B11

   Notes to Financial Statements

--------------------------------------------------------------------------------

4.       DEFERRED POLICY ACQUISITION COSTS

   The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                                      1999
                                                                              ---------------------
                                                                                 (In Thousands)
                        Balance, beginning of year                                    $  113,923
                        Capitalization of commissions, sales and issue                    13,439
                        expenses
                        Amortization                                                    (12,859)
                        Change in unrealized investment losses                            14,681
                                                                              ---------------------
                        Balance, end of year                                          $  129,184
                                                                              =====================



   5.  POLICYHOLDERS' LIABILITIES

   Future policy benefits and other policyholder liabilities at December 31 are as follows:


                                                          1999                     1998
                                                   -------------------      -------------------
                                                                    (In Thousands)
            Life insurance                               $  100,686               $   84,825
            Annuities                                         5,175                    5,007
                                                   -------------------      -------------------
                                                         $  105,861               $   89,832
                                                   ===================      ===================



   Life insurance liabilities include reserves for death and endowment policy benefits. Annuity liabilities include reserves for immediate annuities.

   The following table highlights the key assumptions generally utilized in calculating these reserves:


              Product                   Mortality                Interest Rate             Estimation Method
   -------------------------  --------------------------   ----------------------   ---------------------------
      Life insurance             Generally rates                  2.5% to 7.5%         Net level premium based
                                 guaranteed in                                         on non-forfeiture
                                 calculating                                           interest rate
                                 cash surrender values

      Individual immediate       1983 Individual Annuity         3.5% to 8.75%         Present value of
      annuities                  Mortality Table with                                  expected future payment
                                 certain modifications                                 based on historical
                                                                                       experience


    Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                    (In Thousands)
            Individual annuities                         $  150,687               $  148,327
            Interest-sensitive life contracts               264,230                  266,219
                                                   -------------------      -------------------
                                                         $  414,917               $  414,546
                                                   ===================      ===================



   Policyholders' account balances for interest-sensitive life and individual annuities are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.


                                      B12

   Notes to Financial Statements

--------------------------------------------------------------------------------

   5.  POLICYHOLDERS' LIABILITIES (continued)

   Certain contract provisions that determine the policyholder account balances are as follows:


                 Product                          Interest Rate                 Withdrawal / Surrender Charges
   --------------------------------  ------------------------------------  -------------------------------------

      Interest sensitive life                      4.0% to 5.4 %               Various up to 10 years
      contracts

      Individual annuities                         3.0% to 5.6%                0% to 8% for up to 8 years




   6.  REINSURANCE

   The Company participates in reinsurance with Prudential in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

   Reinsurance amounts included in the Statement of Operations for the year ended December 31 are below.



                                                      1999               1998               1997
                                               ------------------ ------------------ -------------------
                                                                   (In Thousands)

      Reinsurance premiums ceded - affiliated       $     (17)          $    (28)           $    (12)
                                               ================== ================== ===================

      Policyholders' benefits ceded                 $       0           $      0            $      0
                                               ================== ================== ===================



   Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:

                                                        1999            1998
                                                   ------------    ------------
                                                           (In Thousands)
            Life insurance - affiliated                  $16            $ 31
                                                   ============    ============



                                      B13

   Notes to Financial Statements

--------------------------------------------------------------------------------

   7.  INCOME TAXES

   The components of income taxes for the years ended December 31, are as follows:

                                                        1999              1998             1997
                                                 ----------------- ---------------- -----------------
                                                                   (In Thousands)

             Current tax expense (benefit):
             U.S.                                       $ 6,769          $14,786           $12,880
             State and local                                178              523               399
                                                 ----------------- ---------------- -----------------
             Total                                        6,947           15,309            13,279
                                                 ----------------- ---------------- -----------------

             Deferred tax expense (benefit):
             U.S.                                          (54)            2,198           (2,305)
             State and local                                (2)               63                 -
                                                 ----------------- ---------------- -----------------
             Total                                         (56)            2,261           (2,305)
                                                 ----------------- ---------------- -----------------

             Total income tax expense                   $ 6,891          $17,570           $10,974
                                                 ================= ================ =================



   The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                        1999              1998             1997
                                                 ----------------- ---------------- -----------------
                                                                   (In Thousands)
             Expected federal income tax expense         $6,891          $17,288           $10,569
             State and local income taxes                   115              381               259
             Other                                        (115)             (99)               146
                                                 ----------------- ---------------- -----------------
             Total income tax expense                    $6,891          $17,570           $10,974
                                                 ================= ================ =================



   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1999                  1998
                                                   ----------------      ----------------
                                                             (In Thousands)
             Deferred tax assets:
             Insurance reserves                          $ 9,711               $10,016
             Net unrealized (gains) losses on              6,823               (1,884)
             securities
             Investment gains                              2,083                     -
                                                   ----------------      ----------------
             Deferred tax assets                         $18,617                $8,132
                                                   ----------------      ----------------

             Deferred tax liabilities:
             Deferred acquisition costs                   37,174                28,509
             Investment gains                                  -                   963
             Other                                           879                 2,375
                                                   ----------------      ----------------
             Deferred tax liabilities                     38,053                31,847
                                                   ----------------      ----------------

             Net deferred tax liability                  $19,436               $23,715
                                                   ================      ================



   Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had no federal or state operating loss carryforwards for tax purposes.




                                      B14

   Notes to Financial Statements

--------------------------------------------------------------------------------

   7.  INCOME TAXES (continued)

   The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.


   8.  EQUITY

   Reconciliation of Statutory Surplus and Net Income
   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.


                                                            1999         1998       1997
                                                           -------      ------    --------
                                                                    (In Thousands)

Statutory net income                                      $ 20,221    $ 18,704    $ 18,306

Adjustments to reconcile to net income on a GAAP basis:
Amortization and capitalization of deferred                    580      12,464      (3,170)
acquisition costs
Deferred premium                                              (314)        534         198
Insurance revenues and expenses                                983        (808)      2,324
Income taxes                                                  (139)     (2,973)      2,517
Valuation of investments                                    (3,199)      5,896       1,707
Amortization of IMR                                         (2,089)     (2,102)     (1,850)
Asset management fees                                       (2,050)       --          --
Other, net                                                  (1,196)        108        (809)
                                                          --------    --------    --------
GAAP net income                                           $ 12,797    $ 31,823    $ 19,223
                                                          ========    ========    ========

                                                                 1999                 1998
                                                           ----------------     ----------------
                                                                      (In Thousands)
      Statutory surplus                                         $274,437             $252,530

      Adjustments to reconcile to equity on a GAAP basis:
      Valuation of investments                                   (9,644)               20,799
      Deferred acquisition costs                                 129,184              113,923
      Deferred premium                                           (1,159)              (1,473)
      Insurance liabilities                                     (23,889)             (18,141)
      Income Taxes                                              (17,977)             (21,716)
      Asset management fees                                      (2,050)                    -
      Other, net                                                   2,067                 (69)
                                                           ----------------     ----------------
      GAAP stockholder's equity                                 $350,969             $345,853
                                                           ================     ================



   9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).


                                      B15

   Notes to Financial Statements

--------------------------------------------------------------------------------

   9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

   Fixed maturities
   Estimated fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

   Policy loans
   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

   Investment contracts
   Estimated fair values of investment contracts are derived by using the policyholder's account balance.

   Derivative financial instruments
   The fair value of futures is estimated based on market quotes for transactions with similar terms.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                    1999                                       1998
                                        ----------------------------------    -----------------------------------
                                              Carrying         Estimated            Carrying          Estimated
                                               Value          Fair Value              Value          Fair Value
                                        ---------------- -----------------    ----------------- -----------------
                                                                     (In Thousands)
      Financial Assets:
         Fixed maturities:
             Available for sale             $ 585,271          $585,271             $622,990          $622,990
             Held to maturity                   7,470             6,938                    -                 -
         Policy loans                         143,815           136,990              139,443           146,504
         Short-term investments                27,473            27,473               53,761            53,761
         Cash                                     117               117                   45                45
         Separate Accounts assets           1,827,484         1,827,484            1,450,986         1,450,986

      Financial Liabilities:
         Investment contracts                $ 92,096          $ 92,096             $ 87,948          $ 87,948
         Cash collateral for loaned            17,900            17,900               34,424            34,424
         securities
         Securities sold under
         agreements to repurchase                   -                 -               27,210            27,210

         Separate Accounts liabilities      1,827,484         1,827,484            1,450,986         1,450,986
         Derivatives                              597               597                    -                 -




   10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Futures
   The Company uses exchange-traded Treasury futures to reduce market risks from changes in interest rates and to manage the duration of assets to better match the duration of liabilities supported by those assets. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures is estimated based on market quotes for a transaction with similar terms.

   Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.



                                      B16

   Notes to Financial Statements

--------------------------------------------------------------------------------

   10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional and fair value of futures contracts was $46.4 million and $(.6) million at December 31, 1999, respectively. There were no open futures contracts at December 31, 1998.

   Credit Risk
   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 1999 100% of the notional consisted of interest rate derivatives.

   11.  CONTINGENCIES

   Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

   On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

   The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

   12.  DIVIDENDS

   The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of earned surplus derived from realized net profits.

   13.  RELATED PARTY TRANSACTIONS

   Service Agreements
   Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $28.3 million, $23.5 million and $16.2 million for the years ended December 31, 1999, 1998, and 1997, respectively.

   In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as DAC.

   The Company receives asset management fees from Pruco Life for its policyholder account balances invested in the Prudential Series Fund ("PSF") managed by Pruco Life. The Company received from Pruco Life its allocable shares of such compensation in the amount of $7.4 million, $5.6 million, and $5.3 million, during 1999, 1998, and 1997, respectively, recorded as "Asset management fee income" in the Statements of Operations and Comprehensive Income.


                                      B17

   Notes to Financial Statements

--------------------------------------------------------------------------------

   13.  RELATED PARTY TRANSACTIONS (continued)

   The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $3.0 million, which is shown in general, administrative and other expenses.

   The Company has sold a Corporate Owned Life Insurance ("COLI") policy to Prudential. The cash surrender value included in Separate Accounts at December 31, 1999 was $199.0 million.

   Reinsurance
   The Company currently has a reinsurance agreement in place with Prudential ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

   Debt Agreements
   In July 1998, the Company established a revolving line of credit facility with Prudential Funding Corporation, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.




                                      B18

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

   In our opinion, the accompanying statements of financial position and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of the Prudential Insurance Company of America) at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000




                                      B19

                                                  [DISCOVERY(R) LIFE PLUS [LOGO]


                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS


----------------------------------==============================================


A Subsidiary of






[PRUDENTIAL LOGO]


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (888) PRU-2888

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

      Pruco Life Insurance Company of New Jersey represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

      The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

      New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law V, which related to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997.

      Insofar as indemnification for liabilities arising under the Securities Act of 1993 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-reference to items required by Form N-8B-2.


     The prospectus consisting of 7O pages.


     The undertaking to file reports.

     The signatures.

     The undertaking with respect to charges.

     The undertaking with respect to indemnification.

Written consent of the following persons:

     1.   PricewaterhouseCoopers, LLP, independent accountants.

     2    Clifford E. Kirsch, Esq.

     3    Ikwhan Oh, FSA, MAAA, actuarial expert.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Single Premium Variable Life Account. (Note 5)

               (2) Not Applicable

               (3) Distributing Contracts

                   (a) Distribution Agreement between Pruco Securities
                       Corporation and Pruco Life Insurance Company of New Jersey. (Note 5)

                   (b) Proposed form of Agreement between Pruco Securities
                       Corporation and independent brokers with respect to the Sale of the Contracts. (Note 5)

                   (c) Revised Schedule of Sales Commissions. (Note 1)

               (4) Not Applicable


               (5) (a) Flexible Premium Variable Life Insurance Contract.
                   (b) Contract page 5 for use in New York. (Note 6)
                   (c) Contract page 6 for use in New York. (Note 6)
                   (d) Contract jacket for use in New Jersey.
                   (e) Contract page 5 for use in New Jersey. (Note 6)
                   (f) Contract page 6 for use in New Jersey. (Note 6)
                   (g) Contract page 7 for use in New York. (Note 6)
                   (h) Contract page 8 for use in New York. (Note 6)
                   (i) Contract page 9 for use in New York. (Note 6)
                   (j) Contract page 10 for use in New York. (Note 6)
                   (k) Contract page 9 for use in New Jersey. (Note 6)
                   (l) Contract page 11 for use in New York. (Note 6)
                   (m) Contract page 17 for use in New Jersey and New York.
                       (Note 6)

                    (n) Contract page 10 for use in New Jersey. (Note 6)

                    (o) Contract jacket for use in New York. (Note 6)

                    (p) Contract page 7 for use in New Jersey. (Note 6)

                    (q) Contract page 8 for use in New Jersey. (Note 6)

                    (r) Contract page 13 for use in New York. (Note 6)

               (6)  (a) Articles of Incorporation of Pruco Life Insurance
                        Company of New Jersey, as amended February 12, 1998. (Note 7)


                    (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 2)


               (7)  Not Applicable

               (8)  Not Applicable

               (9)  Not Applicable


               (10) (a) Application Form for Flexible Premium Variable Life
                        Insurance Contract. (Note 6)

                    (b) Supplement to the Application for Flexible Premium
                        Variable Life Insurance Contract.
                    (c) Supplement to the Application for Flexible Premium
                        Variable Life Insurance Contract. (Note 6)
               (11) Form of Notice of Withdrawal Right.

               (12) Memorandum describing Pruco Life Insurance Company of New
                    Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 6)

               (13) Living Needs Benefit Rider

                    (a) for use in New Jersey. (Note 6)

                    (b) for use in New York. (Note 6)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

     4.   None

     5.   Not Applicable

     6. Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney:


                    (a) Ira J. Kleinman, Esther H. Milnes,
                        I. Edward Price. (Note 3)


                    (b) James J. Avery, Jr. (Note 4)

                    (c) Dennis G. Sullivan (Note 7)

                    (d) David R. Odenath, Jr. (Note 8)


(Note 1)  Filed herewith

(Note 2) Incorporated by reference to Form S-6, Registration No. 333-85117, filed August 13, 1999, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18117 on Form N-4 filed December 18, 1996, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20018 filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement, filed April 27, 1998.


(Note 6) Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-99537, filed April 29, 1999, on behalf of the Pruco Life of New Jersey Single Premium Variable Life Account.


(Note 7) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.


(Note 8) Incorporated by reference to Post-Effective Amendment No. 13 to Form S-1, Registration No. 33-20018, filed on April 12, 2000 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 25th day of April, 2000.



(Seal)             PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                                  (Registrant)


                     BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   (Depositor)


Attest:  /s/ CLIFFORD E. KIRSCH                        By: /s/ ESTHER H. MILNES
         -----------------------------------               ---------------------
             CLIFFORD E. KIRSCH                                ESTHER H. MILNES
             CHIEF LEGAL OFFICER AND SECRETARY                 PRESIDENT



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 2000.




SIGNATURE AND TITLE
-------------------


/s/  *                                                         April 25, 2000
---------------------------------------
    ESTHER H. MILNES
    PRESIDENT AND DIRECTOR (PRINCIPAL
    EXECUTIVE OFFICER)


/s/  *
---------------------------------------
    DENNIS G. SULLIVAN
    VICE PRESIDENT AND CHIEF ACCOUNTING
    OFFICER (PRINCIPAL FINANCIAL AND
    CHIEF ACCOUNTING OFFICER)



/s/  *                                             *By: /s/ CLIFFORD E. KIRSCH
---------------------------------------                 -----------------------
    JAMES J. AVERY, JR.                                     CLIFFORD E. KIRSCH
    DIRECTOR                                                (Attorney-in-Fact)


/s/  *
---------------------------------------
    IRA J. KLEINMAN
    DIRECTOR


/s/  *
---------------------------------------
    DAVID R. ODENATH, JR.
    DIRECTOR


/s/  *
---------------------------------------
    I. EDWARD PRICE
    DIRECTOR

                               EXHIBIT INDEX




3.   Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered ...........................................

6.   Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered .............................


24.  Consent of PricewaterhouseCoopers, LLP, independent accountants ...........